UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-05446

Intermediate Bond Fund of America

(Exact Name of Registrant as Specified in Charter)

333 South Hope Street

Los Angeles, California 90071

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: August 31

Date of reporting period: August 31, 2017

Steven I. Koszalka

Intermediate Bond Fund of America

333 South Hope Street

Los Angeles, California 90071

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

Intermediate Bond Fund of America® Annual report for the year ended August 31, 2017

Invest for income
and stability.

Intermediate Bond Fund of America seeks to provide current income consistent with the maturity and quality standards described in the prospectus, and preservation of capital.

This fund is one of more than 40 offered by one of the nation’s largest mutual fund families, American Funds, from Capital Group. For more than 85 years, Capital has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 2.50%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit americanfunds.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended September 30, 2017 (the most recent calendar quarter-end):

Class A shares	1 year	5 years	10 years

Reflecting 2.50% maximum sales charge	–2.37%	0.36%	1.90%

For other share class results, visit americanfunds.com and americanfundsretirement.com.

The total annual fund operating expense ratio was 0.63% for Class A shares as of the prospectus dated November 1, 2017 (unaudited).

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

The fund’s 30-day yield for Class A shares as of September 30, 2017, calculated in accordance with the U.S. Securities and Exchange Commission (SEC) formula, was 1.15%. The fund’s 12-month distribution rate for Class A shares as of that date was 1.05%. Both reflect the 2.50% maximum sales charge. The SEC yield reflects the rate at which the fund is earning income on its current portfolio of securities while the distribution rate reflects the fund’s past dividends paid to shareholders. Accordingly, the fund’s SEC yield and distribution rate may differ.

The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors
3	The value of a long-term perspective
4	Summary investment portfolio
8	Financial statements
35	Board of trustees and other officers

Fellow investors:

U.S. interest rates moved higher and credit spreads tightened during Intermediate Bond Fund of America’s fiscal year, providing a mixed environment for high-grade fixed income investments. For the 12 months ended August 31, 2017, the fund returned 0.93%.

By comparison, the Bloomberg Barclays U.S. Government/Credit 1–7 Years ex BBB Index, a broad measure of the market in which the fund invests, returned 0.60%. The Lipper Short-Intermediate Investment Grade Debt Funds Average posted a return of 1.32%. This peer group measure includes some funds that, unlike this fund, hold below investment-grade bonds (rated BB/Ba and below), which rallied over the fiscal year. Results for other time periods are shown in the table below.

Investors who reinvested monthly dividends totaling about 14 cents a share earned an income return of 1.07%. For those who took their dividends in cash, the figure was the same. The fund’s share price declined from $13.59 to $13.49.

Bond market overview

U.S. bonds produced mixed results during the fund’s fiscal year. Treasury prices declined as the Federal Reserve sought to tighten monetary policy amid an improving U.S. economy, tight labor market and relatively low inflation. On the other hand, credit rallied as robust investor demand and the pursuit of higher yields supported the corporate bond market. Corporate spreads over Treasuries tightened from 135 basis points at the start of the period to 110 basis points at the end. Meanwhile, the yield on the benchmark 10-year Treasury note rose 54 basis points to close at 2.12% as of August 31.

Despite rising interest rates, the overall bond market continued to generate positive returns. That was largely due to the credit rally and popularity of U.S. bonds, which generally provide higher yields than comparable bonds in other developed nations. For instance, the yield on Germany’s 10-year government note ended the period at 0.29%, a full

Results at a glance

For periods ended August 31, 2017, with all distributions reinvested

	Cumulative total returns		Average annual total returns
	6 months	1 year	3 years	5 years	10 years	Lifetime[1]

Intermediate Bond Fund of America (Class A shares)	1.34%	0.93%	1.30%	0.98%	2.27%	4.69%
Bloomberg Barclays U.S. Government/Credit 1–7 Years ex BBB Index[2]	1.53	0.60	1.68	1.31	3.07	5.35
Lipper Short-Intermediate Investment Grade Debt Funds Average[3]	1.47	1.32	1.48	1.44	3.20	5.15

[1]	Since February 19, 1988.
[2]	The index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index. Bloomberg Barclays source: Bloomberg Index Services Ltd.
[3]	Lipper averages reflect the current composition of all eligible mutual funds (all share classes) within a given category. Lipper source: Thomson Reuters Lipper. Lipper categories are dynamic and averages may have few funds, especially over longer periods. To see the number of funds included in the Lipper category for each fund’s lifetime, please see the Quarterly Statistical Update, available on our website.

Intermediate Bond Fund of America	1

183 basis points below U.S. Treasuries. From a total return perspective, this yield differential made Treasuries a relatively attractive investment.

U.S. corporate bond issuance accelerated as companies rushed to issue debt ahead of the Fed’s expected rate hikes. During the first half of 2017, investment-grade bond issuance by U.S. companies totaled approximately $722 billion. Much of the proceeds were used to refinance existing debt and pay for acquisitions. Among the largest offerings, Microsoft sold $17 billion in bonds to help finance its purchase of LinkedIn.

Inside the portfolio

The fund remained invested in high-quality fixed income assets, including substantial holdings of U.S. Treasuries, corporate bonds and mortgage-backed securities. Over the 12 months, the fund’s exposure to corporate bonds moved higher as managers identified attractive new issues in a market with tight spreads on average. Treasury holdings were reduced to make room for other opportunities. Throughout much of the period, the fund’s duration was shorter than the index, which helped to minimize losses as interest rates moved higher. Within the Treasury market, managers continued to maintain significant investments in Treasury Inflation Protected Securities (TIPS). While the fund’s TIPS holdings were moderately trimmed during the fiscal year, they nevertheless remain an area of high conviction among the managers. TIPS outpaced nominal Treasuries for the period, allowing managers to take profits at times. Managers continue to favor TIPS for their diversification benefits and as a hedge against higher inflation.

Holdings of mortgage- and asset-backed securities were roughly unchanged from a year ago. Meanwhile, the fund’s relatively short duration contributed to results as interest rates rose. To manage duration and curve positioning, the fund used both cash bonds and derivatives such as interest rate swaps and futures. These derivatives were primarily used as a price-efficient way to shift interest rate exposure away from longer maturities and toward intermediate maturities.

Looking ahead

The outlook for the U.S. economy remains positive. Gross domestic product (GDP) growth is expected to stay in the 2.0%–2.5% range, generally where it has been for the past decade.

Although inflation has weakened in recent months, it is expected to increase in line with the Fed’s 2% inflation target. Global growth looks promising amid gradually improving economic activity in Europe, Japan, China and a number of emerging markets.

Given these favorable conditions, the Fed is likely to stay the course with its stated plan to gradually raise short-term interest rates. However, we continue to hold the view that long-term U.S. rates will remain “lower for longer” due to persistent pressures in the global markets, including aging populations in developed countries, sluggish productivity and low-to-negative interest rates elsewhere.

On a separate note, we would like to welcome new investors to Intermediate Bond Fund of America. The fund’s assets under management have grown from $12.7 billion at the end of our last fiscal year to $15 billion as of August 31, 2017. We would like to thank all our shareholders for placing their trust in our management team. As always, we remain committed to delivering capital preservation and current income consistent with our maturity and credit quality standards. We are confident that the fund can continue to serve investors well in this regard.

We look forward to reporting to you again in six months’ time.

Sincerely,

Mark A. Brett
President

October 13, 2017

For current information about the fund, visit americanfunds.com.

Why your annual report has a different look

You have probably noticed that this annual report doesn’t look like the glossier reports of the past. After surveying a large, representative sample of our investors, we have decided to make a few key changes to these documents and have adjusted the look and feel of our reports (e.g., paper stock and design standards) to reflect the prevailing industry norm. These changes will reduce costs and the amount of paper we consume.

You also told us that we should be considering ways to deliver the valuable perspective of our investment professionals to you digitally. We are in the process of building our digital investor education content on our website, which will provide a platform for investment professionals to communicate with investors using the channels that you access more often.

If you have not already done so, you can elect to receive your annual reports electronically. Once you do, you will receive an email notification as soon as the documents are available. To learn more, visit americanfunds.com/gopaperless. ■

2	Intermediate Bond Fund of America

The value of a long-term perspective

How a $10,000 investment has grown (for the period February 19, 1988, to August 31, 2017, with dividends reinvested)

Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 2.50% on the $10,000 investment.1 Thus, the net amount invested was $9,750.2 Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $500,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	The maximum initial sales charge was 4.75% prior to January 10, 2000, and 3.75% from that date until October 31, 2006.
[3]	The index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index. Bloomberg Barclays source: Bloomberg Index Services Ltd.
[4]	Results of the Lipper Short-Intermediate Investment Grade Debt Funds Average do not reflect any sales charges. Lipper source: Thomson Reuters Lipper. Lipper categories are dynamic and averages may have few funds, especially over longer periods. To see the number of funds included in the Lipper category for each fund’s lifetime, please see the Quarterly Statistical Update, available on our website.
[5]	Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.
[6]	For the period February 19, 1988, commencement of operations, through August 31, 1988.

The results shown are before taxes on fund distributions and sale of fund shares.

Average annual total returns based on a $1,000 investment (for periods ended August 31, 2017)*

	1 year	5 years	10 years

Class A shares	–1.60%	0.48%	2.01%

*	Assumes reinvestment of all distributions and payment of the maximum 2.50% sales charge.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

Intermediate Bond Fund of America	3

Summary investment portfolio August 31, 2017

Portfolio by type of security	Percent of net assets

Portfolio quality summary*	Percent of net assets
U.S. Treasury and agency†	53.30%
AAA/Aaa	19.04
AA/Aa	6.46
A/A	10.90
BBB/Baa	6.93
Unrated	.42
Short-term securities & other assets less liabilities	2.95

*	Bond ratings, which typically range from AAA/Aaa (highest) to D (lowest), are assigned by credit rating agencies such as Standard & Poor’s, Moody’s and/or Fitch as an indication of an issuer’s creditworthiness. In assigning a credit rating to a security, the fund looks specifically to the ratings assigned to the issuer of the security by Standard & Poor’s, Moody’s and/or Fitch. If agency ratings differ, the security will be considered to have received the highest of those ratings, consistent with the fund’s investment policies. Securities in the “unrated” category (above) have not been rated by a rating agency; however, the investment adviser performs its own credit analysis and assigns comparable ratings that are used for compliance with the fund’s investment policies. The ratings are not covered by the Report of Independent Registered Public Accounting Firm.
†	These securities are guaranteed by the full faith and credit of the U.S. government.

Bonds, notes & other debt instruments 97.03%	Principal amount (000)	Value (000)
U.S. Treasury bonds & notes 52.21%
U.S. Treasury 44.97%
U.S. Treasury 1.125% 2019	$102,500	$102,272
U.S. Treasury 1.125% 2019	100,000	99,767
U.S. Treasury 1.50% 2019	542,500	544,345
U.S. Treasury 1.625% 2019	525,350	528,313
U.S. Treasury 1.625% 2019	191,650	192,817
U.S. Treasury 1.625% 2019	140,000	140,815
U.S. Treasury 3.625% 2019	129,500	135,247
U.S. Treasury 1.25% 2020[1]	245,500	244,857
U.S. Treasury 1.375% 2020	198,750	198,688
U.S. Treasury 1.375% 2020	150,000	149,930
U.S. Treasury 1.375% 2020	117,156	116,794
U.S. Treasury 1.50% 2020	131,700	132,045
U.S. Treasury 1.625% 2020	80,000	80,341
U.S. Treasury 1.625% 2020	72,000	72,413
U.S. Treasury 1.75% 2020	365,940	368,857
U.S. Treasury 1.75% 2020	138,920	140,113
U.S. Treasury 2.00% 2020	144,430	146,765
U.S. Treasury 1.125% 2021[1]	200,000	197,282
U.S. Treasury 1.125% 2021	93,876	92,152
U.S. Treasury 1.375% 2021	255,220	254,074
U.S. Treasury 1.75% 2021	150,000	150,686
U.S. Treasury 2.00% 2021	75,000	76,140
U.S. Treasury 1.75% 2022	277,500	278,227
U.S. Treasury 1.75% 2022	100,000	100,203
U.S. Treasury 1.875% 2022	416,000	419,378
U.S. Treasury 1.875% 2022	190,000	191,632
U.S. Treasury 1.875% 2022	155,000	156,423
U.S. Treasury 1.875% 2022	125,257	126,206
U.S. Treasury 1.50% 2023	72,620	71,516

4	Intermediate Bond Fund of America

	Principal amount (000)	Value (000)
U.S. Treasury 2.125% 2024	$143,000	$144,703
U.S. Treasury 2.875% 2046	84,000	86,454
U.S. Treasury 0.88%–8.75% 2018–2047	1,028,436	1,045,562
		6,785,017

U.S. Treasury inflation-protected securities 7.24%
U.S. Treasury Inflation-Protected Security 0.125% 2021[2]	155,025	155,808
U.S. Treasury Inflation-Protected Security 0.125% 2024[2]	119,664	119,312
U.S. Treasury Inflation-Protected Security 0.625% 2024[2]	92,014	94,576
U.S. Treasury Inflation-Protected Security 2.375% 2025[2]	215,194	248,137
U.S. Treasury Inflation-Protected Security 0.625% 2026[2]	128,860	131,939
U.S. Treasury Inflation-Protected Security 0.375% 2027[2]	86,193	86,170
U.S. Treasury Inflation-Protected Security 0.75% 2042[2]	75,920	74,366
U.S. Treasury Inflation-Protected Security 0.625% 2043[2]	84,060	79,705
U.S. Treasury Inflation-Protected Securities 0.75%–2.13% 2026–2046[2]	96,379	102,356
		1,092,369

Total U.S. Treasury bonds & notes		7,877,386

Corporate bonds & notes 21.13%
Financials 6.10%
Other securities		920,063

Other 15.03%
Other securities		2,268,433

Total corporate bonds & notes		3,188,496

Mortgage-backed obligations 12.06%
Federal agency mortgage-backed obligations 10.92%
Fannie Mae 3.00% 2032[3]	94,921	98,093
Fannie Mae 3.00% 2032[3]	79,431	82,085
Fannie Mae 3.50% 2037[3]	75,701	79,220
Fannie Mae 3.50% 2046[3]	68,573	71,333
Fannie Mae 0%–11.00% 2025–2047[3,4,5]	235,642	247,821
Freddie Mac 4.00% 2036[3]	79,878	85,460
Freddie Mac 4.00% 2047[3,5]	113,299	119,552
Freddie Mac 4.00% 2047[3,5]	75,000	79,260
Freddie Mac 4.50% 2047[3]	114,324	122,877
Freddie Mac 0%–6.00% 2023–2050[3,4,5]	350,979	369,407
Government National Mortgage Assn. 4.50% 2045[3]	71,245	75,950
Government National Mortgage Assn. 3.00%–4.50% 2042–2047[3]	154,991	164,219
Other securities		52,191
		1,647,468

Other 1.14%
Other securities		172,487

Total mortgage-backed obligations		1,819,955

Asset-backed obligations 5.58%
Other securities		841,260

Bonds & notes of governments & government agencies outside the U.S. 4.72%
Other securities		711,942

Federal agency bonds & notes 1.09%
Fannie Mae 1.25%–2.13% 2018–2026	65,230	65,018
Federal Home Loan Bank 1.75% 2018	89,000	89,440
Freddie Mac 0.75% 2018	10,000	9,987
		164,445

Municipals 0.24%
Other securities		35,425

Total bonds, notes & other debt instruments (cost: $14,544,572,000)		14,638,909

Intermediate Bond Fund of America	5

Preferred securities 0.02%	Shares	Value (000)
Financials 0.02%
Other securities		$2,491

Total preferred securities (cost: $3,985,000)		2,491

Short-term securities 4.32%	Principal amount (000)
Federal Home Loan Bank 1.00%–1.13% due 9/1/2017–2/28/2018	$360,500	359,905
Other securities		292,157

Total short-term securities (cost: $652,031,000)		652,062
Total investment securities 101.37% (cost: $15,200,588,000)		15,293,462
Other assets less liabilities (1.37)%		(206,811)

Net assets 100.00%		$15,086,651

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. “Other securities” includes securities which were valued under fair value procedures adopted by authority of the board of trustees. The total value of securities which were valued under fair value procedures was $18,384,000, which represented .12% of the net assets of the fund. “Other securities” also includes securities (with an aggregate value of $2,070,486,000, which represented 13.72% of the net assets of the fund) which were acquired in transactions exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933 and may be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers.

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount[6] (000)	Value at 8/31/2017[7] (000)	Unrealized (depreciation) appreciation at 8/31/2017 (000)
10 Year U.S. Treasury Note Futures	Long	299	December 2017	$29,900	$37,968	$(9)
20 Year U.S. Treasury Bond Futures	Short	40	December 2017	(4,000)	(6,244)	(33)
30 Year Ultra U.S. Treasury Bond Futures	Short	45	December 2017	(4,500)	(7,608)	(42)
5 Year U.S. Treasury Note Futures	Long	35,077	January 2018	3,507,700	4,156,625	6,421
2 Year U.S. Treasury Note Futures	Short	353	January 2018	(70,600)	(76,358)	(13)
90 Day Euro Dollar Futures	Short	4,300	March 2018	(1,075,000)	(1,059,305)	(392)
						$5,932

Swap contracts

Interest rate swaps

Receive	Pay	Expiration date	Notional (000)	Value at 8/31/2017 (000)	Upfront payments/ receipts (000)	Unrealized (depreciation) appreciation at 8/31/2017 (000)
U.S. EFFR	1.2165%	11/1/2017	$16,800,000	$(1,176)	$—	$(1,176)
U.S. EFFR	1.26375%	1/31/2018	4,230,000	(212)	—	(212)
1.4213%	3-month USD-LIBOR	4/21/2020	50,000	(215)	—	(215)
3-month USD-LIBOR	1.9235%	7/31/2022	40,000	(320)	—	(320)
3-month USD-LIBOR	2.683%	8/4/2024	26,000	(1,338)	—	(1,338)
3-month USD-LIBOR	2.1565%	11/17/2025	200,000	(2,756)	—	(2,756)
3-month USD-LIBOR	1.584%	10/25/2026	115,000	4,321	—	4,321
3-month USD-LIBOR	1.582%	10/25/2026	75,000	2,831	—	2,831
3-month USD-LIBOR	1.7667%	11/14/2026	35,000	786	—	786
3-month USD-LIBOR	2.258%	12/5/2026	75,000	(1,453)	—	(1,453)
3-month USD-LIBOR	2.4705%	12/19/2026	80,000	(3,009)	—	(3,009)
3-month USD-LIBOR	2.331%	1/26/2027	50,000	(1,268)	—	(1,268)
3-month USD-LIBOR	2.4605%	1/30/2027	75,000	(2,752)	—	(2,752)
3-month USD-LIBOR	2.3885%	2/6/2027	50,000	(1,512)	—	(1,512)
3-month USD-LIBOR	2.4655%	3/7/2027	75,000	(2,781)	—	(2,781)
3-month USD-LIBOR	2.172%	8/16/2027	20,000	(194)	—	(194)

6	Intermediate Bond Fund of America

Receive	Pay	Expiration date	Notional (000)	Value at 8/31/2017 (000)	Upfront payments/ receipts (000)	Unrealized (depreciation) appreciation at 8/31/2017 (000)
3-month USD-LIBOR	2.5595%	5/11/2037	$35,000	$(1,355)	$—	$(1,355)
3-month USD-LIBOR	2.482%	7/3/2037	35,000	(904)	—	(904)
3-month USD-LIBOR	3.34%	6/27/2044	70,000	(14,154)	—	(14,154)
3-month USD-LIBOR	3.206%	7/31/2044	28,000	(4,897)	—	(4,897)
3-month USD-LIBOR	3.238%	8/8/2044	30,000	(5,440)	—	(5,440)
3-month USD-LIBOR	2.7045%	1/2/2045	41,000	(2,872)	—	(2,872)
3-month USD-LIBOR	2.454%	1/15/2045	24,000	(408)	—	(408)
3-month USD-LIBOR	2.525%	10/20/2045	40,000	(1,291)	—	(1,291)
3-month USD-LIBOR	2.516%	10/20/2045	60,000	(1,820)	—	(1,820)
3-month USD-LIBOR	2.5315%	10/26/2045	32,000	(1,078)	—	(1,078)
3-month USD-LIBOR	2.58245%	11/5/2045	120,000	(5,360)	—	(5,360)
3-month USD-LIBOR	2.57067%	11/9/2045	13,200	(556)	—	(556)
3-month USD-LIBOR	2.6485%	11/16/2045	13,050	(770)	—	(770)
3-month USD-LIBOR	2.52822%	11/23/2045	17,800	(587)	—	(587)
3-month USD-LIBOR	2.4835%	12/3/2045	15,000	(349)	—	(349)
3-month USD-LIBOR	2.59125%	12/16/2045	36,000	(1,681)	—	(1,681)
3-month USD-LIBOR	2.4095%	1/14/2046	40,000	(287)	—	(287)
3-month USD-LIBOR	2.342%	1/29/2046	90,000	653	—	653
3-month USD-LIBOR	2.033%	6/24/2046	32,500	2,462	—	2,462
3-month USD-LIBOR	2.7265%	12/22/2046	100,000	(7,755)	—	(7,755)
3-month USD-LIBOR	2.5105%	8/4/2047	8,000	(237)	—	(237)
					$—	$(59,734)

Credit default swaps

Centrally cleared credit default swaps on credit indices — buy protection

Receive	Pay/ Payment frequency	Expiration date	Notional (000)	Value at 8/31/2017 (000)	Upfront payments (000)	Unrealized depreciation at 8/31/2017 (000)
CDX.NA.IG.28	1.00%/Quarterly	6/20/2022	$1,000,000	$(19,310)	$(15,310)	$(4,000)

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	A portion of this security was pledged as collateral. The total value of pledged collateral was $211,316,000, which represented 1.40% of the net assets of the fund.
[2]	Index-linked bond whose principal amount moves with a government price index.
[3]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[4]	Coupon rate may change periodically.
[5]	Purchased on a TBA basis.
[6]	Notional amount is calculated based on the number of contracts and notional contract size.
[7]	Value is calculated based on the notional amount and current market price.

Key to abbrevations and symbol

EFFR = Federal Funds Effective Rate

LIBOR = London Interbank Offered Rate

TBA = To-be-announced

USD/$ = U.S. dollars

See Notes to Financial Statements

Intermediate Bond Fund of America	7

Financial statements

Statement of assets and liabilities at August 31, 2017	(dollars in thousands)

Assets:
Investment securities in unaffiliated issuers, at value (cost: $15,200,588)		$15,293,462
Cash		521
Receivables for:
Sales of investments	$304,847
Sales of fund’s shares	25,837
Variation margin on futures contracts	2,601
Variation margin on swap contracts	74
Interest	58,111
Other	198	391,668
		15,685,651
Liabilities:
Payables for:
Purchases of investments	574,603
Repurchases of fund’s shares	13,993
Dividends on fund’s shares	218
Investment advisory services	2,544
Services provided by related parties	3,250
Trustees’ deferred compensation	295
Variation margin on futures contracts	111
Variation margin on swap contracts	3,915
Other	71	599,000
Net assets at August 31, 2017		$15,086,651

Net assets consist of:
Capital paid in on shares of beneficial interest		$15,073,290
Undistributed net investment income		4,448
Accumulated net realized loss		(26,159)
Net unrealized appreciation		35,072
Net assets at August 31, 2017		$15,086,651

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized (1,118,363 total shares outstanding)

	Net assets	Shares outstanding	Net asset value per share
Class A	$7,390,653	547,847	$13.49
Class C	74,034	5,489	13.49
Class T	10	1	13.49
Class F-1	187,820	13,922	13.49
Class F-2	754,735	55,946	13.49
Class F-3	327,772	24,306	13.49
Class 529-A	381,470	28,277	13.49
Class 529-C	61,802	4,583	13.48
Class 529-E	17,214	1,276	13.49
Class 529-T	10	1	13.49
Class 529-F-1	89,680	6,648	13.49
Class R-1	7,234	536	13.49
Class R-2	105,502	7,824	13.48
Class R-2E	3,703	275	13.48
Class R-3	145,425	10,781	13.49
Class R-4	131,446	9,744	13.49
Class R-5E	10	1	13.49
Class R-5	37,512	2,781	13.49
Class R-6	5,370,619	398,125	13.49

See Notes to Financial Statements

8	Intermediate Bond Fund of America

Statement of operations for the year ended August 31, 2017	(dollars in thousands)

Investment income:
Income:
Interest	$242,783
Dividends	85	$242,868
Fees and expenses*:
Investment advisory services	27,077
Distribution services	23,578
Transfer agent services	11,999
Administrative services	3,885
Reports to shareholders	563
Registration statement and prospectus	1,108
Trustees’ compensation	116
Auditing and legal	160
Custodian	48
Other	482
Total fees and expenses before reimbursement	69,016
Less transfer agent services reimbursement	— †
Total fees and expenses after reimbursement		69,016
Net investment income		173,852

Net realized loss and unrealized appreciation:
Net realized (loss) gain on:
Investments in unaffiliated issuers	(19,291)
Futures contracts	8,094
Swap contracts	(22,628)	(33,825)
Net unrealized (depreciation) appreciation on:
Investments in unaffiliated issuers	(105,574)
Futures contracts	5,747
Swap contracts	110,180	10,353
Net realized loss and unrealized appreciation		(23,472)

Net increase in net assets resulting from operations		$150,380

*	Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.
†	Amount less than one thousand.

Statements of changes in net assets

(dollars in thousands)

	Year ended August 31
	2017	2016
Operations:
Net investment income	$173,852	$137,271
Net realized (loss) gain	(33,825)	114,204
Net unrealized appreciation (depreciation)	10,353	(14,253)
Net increase in net assets resulting from operations	150,380	237,222

Dividends and distributions paid or accrued to shareholders:
Dividends from net investment income	(159,383)	(157,174)
Distributions from net realized gain on investments	(76,275)	(26,079)
Total dividends and distributions paid or accrued to shareholders	(235,658)	(183,253)

Net capital share transactions	2,460,840	1,715,072

Total increase in net assets	2,375,562	1,769,041

Net assets:
Beginning of year	12,711,089	10,942,048
End of year (including undistributed net investment income: $4,448 and $3,884, respectively)	$15,086,651	$12,711,089

See Notes to Financial Statements

Intermediate Bond Fund of America	9

Notes to financial statements

1. Organization

Intermediate Bond Fund of America (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks to provide current income consistent with the maturity and quality standards described in the prospectus, and preservation of capital.

The fund has 19 share classes consisting of six retail share classes (Classes A, C, T, F-1, F-2 and F-3), five 529 college savings plan share classes (Classes 529-A, 529-C, 529-E, 529-T and 529-F-1) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 2.50%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge*)	None
Class C†	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C†	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes T and 529-T†	Up to 2.50%	None	None
Classes F-1, F-2, F-3 and 529-F-1	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None
*	18 months for shares purchased on or after August 14, 2017.
†	Class C, T, 529-C and 529-T shares are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) are allocated daily among the various share classes based on the relative value of their settled shares. Realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

10	Intermediate Bond Fund of America

Dividends and distributions to shareholders — Dividends to shareholders are declared daily after the determination of the fund’s net investment income and are paid to shareholders monthly. Distributions to shareholders are recorded on the ex-dividend date.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Municipal securities	Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type. Some securities may be valued based on their effective maturity or average life, which may be shorter than the stated maturity.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. Exchange-traded futures are generally valued at the official settlement price of, or the last reported sale price on, the exchange or market on which such instruments are traded, as of the close of business on the day the futures are being valued or, lacking any sales, at the last available bid price. Prices for each future are taken from the exchange or market on which the security trades. Interest rate swaps and credit default swaps are generally valued by pricing vendors based on market inputs that include the index and term of index, reset frequency, payer/receiver, currency and pay frequency.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or

Intermediate Bond Fund of America	11

business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of August 31, 2017 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
U.S. Treasury bonds & notes	$—	$7,877,386	$—	$7,877,386
Corporate bonds & notes	—	3,181,275	7,221	3,188,496
Mortgage-backed obligations	—	1,819,955	—	1,819,955
Asset-backed obligations	—	841,260	—	841,260
Bonds & notes of governments & government agencies outside the U.S.	—	711,942	—	711,942
Federal agency bonds & notes	—	164,445	—	164,445
Municipals	—	35,425	—	35,425
Preferred securities	—	2,491	—	2,491
Short-term securities	—	652,062	—	652,062
Total	$—	$15,286,241	$7,221	$15,293,462

12	Intermediate Bond Fund of America

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$6,421	$—	$—	$6,421
Unrealized appreciation on interest rate swaps	—	11,053	—	11,053
Liabilities:
Unrealized depreciation on futures contracts	(489)	—	—	(489)
Unrealized depreciation on interest rate swaps	—	(70,787)	—	(70,787)
Unrealized depreciation on credit default swaps	—	(4,000)	—	(4,000)
Total	$5,932	$(63,734)	$—	$(57,802)

*	Futures contracts, interest rate swaps and credit default swaps are not included in the investment portfolio.

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the securities held by the fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Investing in mortgage-related and other asset-backed securities — Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often involve risks that are different from or more acute than the risks associated with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in the fund having to reinvest the proceeds in lower yielding securities, effectively reducing the fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the fund’s cash available for reinvestment in higher yielding securities.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Intermediate Bond Fund of America	13

Liquidity risk — Certain fund holdings may be deemed to be less liquid or illiquid because they cannot be readily sold without significantly impacting the value of the holdings. Liquidity risk may result from the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the fund may be unable to sell such holdings when necessary to meet its liquidity needs.

Investing in future delivery contracts — The fund may enter into contracts, such as to-be-announced contracts and mortgage dollar rolls, that involve the fund selling mortgage-related securities and simultaneously contracting to repurchase similar securities for delivery at a future date at a predetermined price. This can increase the fund’s market exposure, and the market price of the securities that the fund contracts to repurchase could drop below their purchase price. While the fund can preserve and generate capital through the use of such contracts by, for example, realizing the difference between the sale price and the future purchase price, the income generated by the fund may be reduced by engaging in such transactions. In addition, these transactions may increase the turnover rate of the fund.

Investing in inflation linked bonds — The values of inflation linked bonds generally fluctuate in response to changes in real interest rates —i.e., rates of interest after factoring in inflation. A rise in real interest rates may cause the prices of inflation linked securities to fall, while a decline in real interest rates may cause the prices to increase. Inflation linked bonds may experience greater losses than other debt securities with similar durations when real interest rates rise faster than nominal interest rates. There can be no assurance that the value of an inflation linked security will be directly correlated to changes in interest rates; for example, if interest rates rise for reasons other than inflation, the increase may not be reflected in the security’s inflation measure.

Investing in inflation linked bonds may also reduce the fund’s distributable income during periods of extreme deflation. If prices for goods and services decline throughout the economy, the principal and income on inflation linked securities may decline and result in losses to the fund.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Investing in derivatives — The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional cash securities, such as stocks and bonds. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a derivative instrument may expose the fund to losses in excess of its initial investment. Derivatives may be difficult for the fund to buy or sell at an opportune time or price and may be difficult to terminate or otherwise offset. The fund’s use of derivatives may result in losses to the fund, and investing in derivatives may reduce the fund’s returns and increase the fund’s price volatility. The fund’s counterparty to a derivative transaction (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may be unable or unwilling to honor its financial obligations in respect of the transaction.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Index-linked bonds — The fund has invested in index-linked bonds, which are fixed-income securities whose principal value is periodically adjusted to a government price index. Over the life of an index-linked bond, interest is paid on the adjusted principal value. Increases or decreases in the principal value of index-linked bonds are recorded as interest income in the fund’s statement of operations.

14	Intermediate Bond Fund of America

Mortgage dollar rolls — The fund has entered into mortgage dollar roll transactions in which the fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Mortgage dollar rolls are accounted for as purchase and sale transactions, which may increase the fund’s portfolio turnover rate.

Futures contracts — The fund has entered into futures contracts, which provide for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument for a specified price, date, time and place designated at the time the contract is made. Futures contracts are used to strategically manage portfolio volatility and downside equity risk.

Upon entering into futures contracts, and to maintain the fund’s open positions in futures contracts, the fund is required to deposit with a futures broker, or FCM, in a segregated account in the name of the FCM an amount of cash, U.S. government securities, suitable money market instruments, or other liquid securities, known as initial margin. The margin required for a particular futures contract is set by the exchange on which the contract is traded to serve as collateral, and may be significantly modified from time to time by the exchange during the term of the contract. When initial margin is deposited with brokers, a receivable is recorded in the fund’s statement of assets and liabilities.

On a daily basis, the fund pays or receives variation margin based on the increase or decrease in the value of the futures contracts and records variation margin on futures contracts in the statement of assets and liabilities. In addition, the fund segregates liquid assets equivalent to the fund’s outstanding obligations under the contract in excess of the initial margin and variation margin, if any. Futures contracts may involve a risk of loss in excess of the variation margin shown on the fund’s statement of assets and liabilities. The fund records realized gains or losses at the time the futures contract is closed or expires. Net realized gains or losses and net unrealized appreciation or depreciation from futures contracts are recorded in the fund’s statement of operations. The average month-end notional amount of futures contracts while held was $3,902,245,000.

Interest rate swaps — The fund has entered into interest rate swap contracts, which are agreements to exchange one stream of future interest payments for another based on a specified notional amount. Typically, interest rate swaps exchange a fixed interest rate for a payment that floats relative to a benchmark or vice versa. The fund’s investment adviser uses interest rate swaps to seek to manage the interest rate sensitivity of the fund by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio. Risks may arise as a result of the fund’s investment adviser incorrectly anticipating changes in interest rates, increased volatility, reduced liquidity and the potential inability of counterparties to meet the terms of their agreements.

Upon entering into an interest rate swap contract, the fund is required to deposit cash, U.S. government securities or other liquid securities, which is known as “initial margin.” Generally, the initial margin required for a particular interest rate swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract.

On a daily basis, the fund’s investment adviser records daily interest accruals related to the exchange of future payments as a receivable and payable in the fund’s statement of assets and liabilities. The fund also pays or receives a “variation margin” based on the increase or decrease in the value of the interest rate swaps, including accrued interest, and records variation margin on interest rate swaps in the statement of assets and liabilities. The fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the interest rate swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from interest rate swaps are recorded in the fund’s statement of operations. The average month-end notional amount of interest rate swaps while held was $9,694,067,000.

Credit default swap indices — The fund has entered into centrally cleared credit default swap agreements on credit indices (“CDSI”) that involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified return upon the occurrence of a credit event, such as a default or restructuring, with respect to any of the underlying issuers (reference obligations) in the referenced index. The fund’s investment adviser uses credit default swaps to assume exposure to a diversified portfolio of credits or to hedge against existing credit risks.

CDSI are portfolios of credit instruments or exposures designed to be representative of some part of the credit market, such as the high-yield or investment-grade credit market. CDSI are generally traded using standardized terms, including a fixed spread and standard maturity dates, and reference all the names in the index. If there is a credit event, it is settled based on that name’s weight in the index. The composition of the underlying issuers or obligations within a particular index may change periodically, usually every six months. A specified credit event may affect all or individual underlying reference obligations included in the index, and will be settled based upon the relative weighting of the affected obligation(s) within the index. The value of each CDSI can be used as a measure of the current payment/performance risk of the CDSI and represents the likelihood of an expected liability or profit should the notional amount of the CDSI be closed or sold as of the period end. An increasing value, as compared to the notional amount of the CDSI, represents a

Intermediate Bond Fund of America	15

deterioration of the referenced indices’ credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. When the fund provides sell protection, its maximum exposure is the notional amount of the credit default swap agreement.

Upon entering into a centrally cleared CDSI contract, the fund is required to deposit with a derivatives clearing member (“DCM”) in a segregated account in the name of the DCM an amount of cash, U.S. government securities or other liquid securities, which is known as “initial margin.” Generally, the initial margin required for a particular credit default swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract. Securities deposited as initial margin are designated on the investment portfolio.

On a daily basis, interest accruals related to the exchange of future payments are recorded as a receivable and payable in the fund’s statement of assets and liabilities. The fund also pays or receives a “variation margin” based on the increase or decrease in the value of the CDSI, and records variation margin in the statement of assets and liabilities. The fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from credit default swaps are recorded in the fund’s statement of operations. The average month-end notional amount of credit default swaps while held was $908,333,000.

The following tables present the financial statement impacts resulting from the fund’s use of futures contracts, interest rate swaps and credit default swaps as of, or for the year ended, August 31, 2017 (dollars in thousands):

		Assets		Liabilities
		Location on statement of		Location on statement of
Contract	Risk type	assets and liabilities	Value	assets and liabilities	Value
Futures contracts	Interest	Net unrealized appreciation*	$6,421	Net unrealized depreciation*	$489
Interest rate swaps	Interest	Net unrealized appreciation*	11,053	Net unrealized depreciation*	70,787
Credit default swaps	Credit	Net unrealized appreciation*	—	Net unrealized depreciation*	4,000
			$17,474		$75,276

		Net realized gain (loss)		Net unrealized appreciation (depreciation)
		Location on statement of		Location on statement of
Contract	Risk type	operations	Value	operations	Value
Futures contracts	Interest	Net realized gain on futures contracts	$8,094	Net unrealized appreciation on futures contracts	$5,747
Interest rate swaps	Interest	Net realized loss on interest rate swaps	(17,485)	Net unrealized appreciation on interest rate swaps	113,467
Credit default swaps	Credit	Net realized loss on credit default swaps	(5,143)	Net unrealized depreciation on credit default swaps	(3,287)
			$(14,534)		$115,927

*	Includes cumulative appreciation/depreciation on futures contracts, interest rate swaps and credit default swaps as reported in the applicable tables following the fund’s investment portfolio. Only current day’s variation margin is reported within the statement of assets and liabilities.

Collateral — The fund participates in a collateral program due to its use of futures contracts, interest rate swaps, credit default swaps and future delivery contracts. For futures contracts, interest rate swaps and credit default swaps, the program calls for the fund to pledge highly liquid assets, such as cash or U.S. Treasury bills, as collateral for initial and variation margin by contract. For future delivery contracts, the program calls for the fund to either receive or pledge highly liquid assets, such as cash or U.S. Treasury bills, as collateral based on the net gain or loss on unsettled contracts by certain counterparties. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligations.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

16	Intermediate Bond Fund of America

As of and during the period ended August 31, 2017, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2013 and by state tax authorities for tax years before 2012.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; deferred expenses; cost of investments sold; paydowns on fixed-income securities; net capital losses and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended August 31, 2017, the fund reclassified $13,905,000 from undistributed net investment income to accumulated net realized loss to align financial reporting with tax reporting.

As of August 31, 2017, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investments were as follows (dollars in thousands):

Undistributed ordinary income	$151
Capital loss carryforward*	(16,276)
Gross unrealized appreciation on investments	138,844
Gross unrealized depreciation on investments	(107,423)
Net unrealized appreciation on investments	31,421
Cost of investments	15,219,549

*	The capital loss carryforward will be used to offset any capital gains realized by the fund in future years. The fund will not make distributions from capital gains while a capital loss carryforward remains.

Intermediate Bond Fund of America	17

The tax character of distributions paid or accrued to shareholders was as follows (dollars in thousands):

	Year ended August 31, 2017						Year ended August 31, 2016
					Total						Total
					dividends and						dividends and
					distributions						distributions
	Ordinary		Long-term		paid or		Ordinary		Long-term		paid or
Share class	income		capital gains		accrued		income		capital gains		accrued
Class A	$104,414		$15,406		$119,820		$92,632		$11,640		$104,272
Class B1	10		4		14		39		14		53
Class C	612		197		809		601		189		790
Class T2	—	[3]	—		—	[3]
Class F-1	3,163		504		3,667		3,109		389		3,498
Class F-2	12,366		1,561		13,927		6,232		584		6,816
Class F-3[4]	1,332		—		1,332
Class 529-A	5,239		809		6,048		4,556		613		5,169
Class 529-B1	1		1		2		4		1		5
Class 529-C	419		138		557		329		112		441
Class 529-E	215		39		254		194		31		225
Class 529-T2	—	[3]	—		—	[3]
Class 529-F-1	1,370		182		1,552		1,195		137		1,332
Class R-1	60		20		80		58		17		75
Class R-2	789		247		1,036		664		202		866
Class R-2E	28		6		34		13		1		14
Class R-3	1,720		329		2,049		1,494		251		1,745
Class R-4	1,748		252		2,000		1,466		182		1,648
Class R-5E5	—	[3]	—	[3]	—	[3]	—	[3]	—	[3]	—	[3]
Class R-5	625		79		704		513		53		566
Class R-6	73,828		7,945		81,773		50,805		4,933		55,738
Total	$207,939		$27,719		$235,658		$163,904		$19,349		$183,253

[1]	Class B and 529-B shares were fully liquidated on May 5, 2017.
[2]	Class T and 529-T shares began investment operations on April 7, 2017.
[3]	Amount less than one thousand.
[4]	Class F-3 shares began investment operations on January 27, 2017.
[5]	Class R-5E shares began investment operations on November 20, 2015.

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.300% on the first $60 million of daily net assets and decreasing to 0.140% on such assets in excess of $10 billion. The agreement also provides for monthly fees, accrued daily, based on a series of decreasing rates beginning with 3.00% on the first $3,333,333 of the fund’s monthly gross income and decreasing to 2.00% on such income in excess of $8,333,333. For the year ended August 31, 2017, the investment advisory services fee was $27,077,000, which was equivalent to an annualized rate of 0.200% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, F-3, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide

18	Intermediate Bond Fund of America

certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes T, F-1, 529-T, 529-F-1 and R-4	0.25	0.50

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limits are not exceeded. As of August 31, 2017, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to Class A, C, T, F, 529 and R shares. These services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders. Under the agreement, Class A shares pay an annual fee of 0.01% and Class C, T, F, 529 and R shares pay an annual fee of 0.05% of their respective average daily net assets.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the 529 college savings plan. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $20 billion of the net assets invested in the Class 529 shares of the American Funds and decreasing to 0.03% on such assets in excess of $100 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

Intermediate Bond Fund of America	19

For the year ended August 31, 2017, class-specific expenses under the agreements were as follows (dollars in thousands):

	Distribution	Transfer agent		Administrative		529 plan
Share class	services	services		services		services
Class A	$18,583	$9,203		$722		Not applicable
Class B1	12	2		Not applicable		Not applicable
Class C	862	113		43		Not applicable
Class T2	—	—	[3]	—	[3]	Not applicable
Class F-1	561	351		113		Not applicable
Class F-2	Not applicable	850		368		Not applicable
Class F-3[4]	Not applicable	7		47		Not applicable
Class 529-A	859	432		189		$260
Class 529-B1	1	—	[3]	—	[3]	—	[3]
Class 529-C	628	78		32		44
Class 529-E	90	9		9		12
Class 529-T2	—	—	[3]	—	[3]	—	[3]
Class 529-F-1	—	97		43		59
Class R-1	83	11		4		Not applicable
Class R-2	827	438		56		Not applicable
Class R-2E	18	7		2		Not applicable
Class R-3	749	250		75		Not applicable
Class R-4	305	128		61		Not applicable
Class R-5E	Not applicable	—	[3]	—	[3]	Not applicable
Class R-5	Not applicable	20		18		Not applicable
Class R-6	Not applicable	3		2,103		Not applicable
Total class-specific expenses	$23,578	$11,999		$3,885		$375

[1]	Class B and 529-B shares were fully liquidated on May 5, 2017.
[2]	Class T and 529-T shares began investment operations on April 7, 2017.
[3]	Amount less than one thousand.
[4]	Class F-3 shares began investment operations on January 27, 2017.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $116,000 in the fund’s statement of operations reflects $85,000 in current fees (either paid in cash or deferred) and a net increase of $31,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

Security transactions with related funds — The fund may purchase from, or sell securities to, other funds managed by CRMC (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. When such transactions occur, each transaction is executed at the current market price of the security and no brokerage commissions or fees are paid in accordance with Rule 17a-7 of the 1940 Act.

Interfund lending — Pursuant to an exemptive order issued by the SEC, the fund, along with other CRMC-managed funds (or funds managed by certain affiliates of CRMC), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. The fund did not lend or borrow cash through the interfund lending program at any time during the year ended August 31, 2017.

20	Intermediate Bond Fund of America

8. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

			Reinvestments of						Net increase
	Sales[1]		dividends and distributions				Repurchases[1]		(decrease)
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Year ended August 31, 2017

Class A	$1,976,510	146,978	$117,618		8,774		$(1,975,676)	(146,953)	$118,452	8,799
Class B2	122	9	13		1		(3,983)	(296)	(3,848)	(286)
Class C	18,837	1,399	801		60		(48,805)	(3,631)	(29,167)	(2,172)
Class T3	10	1	—		—		—	—	10	1
Class F-1	51,844	3,854	3,595		268		(123,775)	(9,214)	(68,336)	(5,092)
Class F-2	848,100	63,015	13,412		1,000		(680,486)	(50,639)	181,026	13,376
Class F-3[4]	366,591	27,308	1,203		90		(41,546)	(3,092)	326,248	24,306
Class 529-A	87,020	6,470	6,031		450		(88,171)	(6,564)	4,880	356
Class 529-B2	44	3	2		—	[5]	(487)	(36)	(441)	(33)
Class 529-C	14,371	1,069	556		41		(19,557)	(1,456)	(4,630)	(346)
Class 529-E	2,819	209	253		19		(4,935)	(367)	(1,863)	(139)
Class 529-T3	10	1	—	[5]	—	[5]	—	—	10	1
Class 529-F-1	24,336	1,812	1,547		115		(19,416)	(1,445)	6,467	482
Class R-1	1,608	119	80		6		(3,923)	(292)	(2,235)	(167)
Class R-2	28,031	2,085	1,030		77		(40,328)	(3,003)	(11,267)	(841)
Class R-2E	1,721	128	35		3		(459)	(34)	1,297	97
Class R-3	48,424	3,599	2,032		152		(53,880)	(4,013)	(3,424)	(262)
Class R-4	61,064	4,535	1,991		149		(48,703)	(3,615)	14,352	1,069
Class R-5E	—	—	—		—		—	—	—	—
Class R-5	16,796	1,247	698		52		(13,472)	(1,004)	4,022	295
Class R-6	2,120,231	157,877	81,713		6,091		(272,657)	(20,174)	1,929,287	143,794
Total net increase (decrease)	$5,668,489	421,718	$232,610		17,348		$(3,440,259)	(255,828)	$2,460,840	183,238

Year ended August 31, 2016

Class A	$1,802,198	132,837	$101,962		7,517		$(1,259,997)	(92,861)	$644,163	47,493
Class B	1,281	94	52		4		(7,719)	(569)	(6,386)	(471)
Class C	40,733	3,005	778		57		(54,127)	(3,990)	(12,616)	(928)
Class F-1	98,974	7,298	3,421		252		(69,783)	(5,141)	32,612	2,409
Class F-2	436,319	32,128	6,183		456		(159,417)	(11,744)	283,085	20,840
Class 529-A	88,594	6,526	5,152		380		(77,563)	(5,716)	16,183	1,190
Class 529-B	280	21	5		—	[5]	(920)	(68)	(635)	(47)
Class 529-C	17,130	1,262	440		33		(18,706)	(1,379)	(1,136)	(84)
Class 529-E	5,743	423	223		16		(4,470)	(329)	1,496	110
Class 529-F-1	20,523	1,513	1,326		98		(17,638)	(1,300)	4,211	311
Class R-1	2,456	181	74		5		(4,077)	(300)	(1,547)	(114)
Class R-2	30,567	2,254	860		63		(32,701)	(2,410)	(1,274)	(93)
Class R-2E	4,483	331	15		1		(2,089)	(155)	2,409	177
Class R-3	46,230	3,407	1,728		127		(47,265)	(3,484)	693	50
Class R-4	42,814	3,156	1,638		121		(33,643)	(2,479)	10,809	798
Class R-5E6	10	1	—		—		—	—	10	1
Class R-5	12,360	910	563		42		(9,714)	(716)	3,209	236
Class R-6	1,063,560	78,295	55,742		4,108		(379,516)	(27,983)	739,786	54,420
Total net increase (decrease)	$3,714,255	273,642	$180,162		13,280		$(2,179,345)	(160,624)	$1,715,072	126,298

[1]	Includes exchanges between share classes of the fund.
[2]	Class B and 529-B shares were fully liquidated on May 5, 2017.
[3]	Class T and 529-T shares began investment operations on April 7, 2017.
[4]	Class F-3 shares began investment operations on January 27, 2017.
[5]	Amount less than one thousand.
[6]	Class R-5E shares began investment operations on November 20, 2015.

Intermediate Bond Fund of America	21

9. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $19,290,685,000 and $17,235,195,000, respectively, during the year ended August 31, 2017.

22	Intermediate Bond Fund of America

Financial highlights

		Income (loss) from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimbursements		Ratio of expenses to average net assets after reimbursements[3]		Ratio of net income to average net assets[3]
Class A:
Year ended 8/31/2017	$13.59	$.16	$(.04)	$.12	$(.14)	$(.08)	$(.22)	$13.49	.93%	$7,391		.61%		.61%		1.17%
Year ended 8/31/2016	13.53	.15	.11	.26	(.17)	(.03)	(.20)	13.59	1.95	7,327		.61		.61		1.09
Year ended 8/31/2015	13.56	.15	(.01)	.14	(.17)	—	(.17)	13.53	1.02	6,650		.61		.61		1.12
Year ended 8/31/2014	13.40	.17	.16	.33	(.17)	—	(.17)	13.56	2.50	6,296		.61		.61		1.29
Year ended 8/31/2013	13.79	.17	(.37)	(.20)	(.19)	—	(.19)	13.40	(1.46)	6,416		.60		.60		1.26
Class C:
Year ended 8/31/2017	13.59	.05	(.03)	.02	(.04)	(.08)	(.12)	13.49	.17	74		1.39		1.39		.38
Year ended 8/31/2016	13.53	.05	.11	.16	(.07)	(.03)	(.10)	13.59	1.17	104		1.39		1.39		.30
Year ended 8/31/2015	13.56	.04	(.01)	.03	(.06)	—	(.06)	13.53	.24	116		1.39		1.39		.32
Year ended 8/31/2014	13.40	.07	.16	.23	(.07)	—	(.07)	13.56	1.70	146		1.40		1.40		.50
Year ended 8/31/2013	13.79	.06	(.37)	(.31)	(.08)	—	(.08)	13.40	(2.24)	203		1.40		1.40		.47
Class T:
Period from 4/7/2017 to 8/31/2017[4,5]	13.38	.08	.10	.18	(.07)	—	(.07)	13.49	1.36 [6,7]	—	[8]	.16	[6,7]	.16	[6,7]	.60	[6,7]
Class F-1:
Year ended 8/31/2017	13.59	.15	(.03)	.12	(.14)	(.08)	(.22)	13.49	.87	188		.67		.67		1.10
Year ended 8/31/2016	13.53	.14	.11	.25	(.16)	(.03)	(.19)	13.59	1.90	258		.66		.66		1.05
Year ended 8/31/2015	13.56	.14	(.01)	.13	(.16)	—	(.16)	13.53	.97	225		.66		.66		1.07
Year ended 8/31/2014	13.40	.17	.16	.33	(.17)	—	(.17)	13.56	2.46	317		.65		.65		1.25
Year ended 8/31/2013	13.79	.17	(.37)	(.20)	(.19)	—	(.19)	13.40	(1.49)	574		.64		.64		1.23
Class F-2:
Year ended 8/31/2017	13.59	.19	(.03)	.16	(.18)	(.08)	(.26)	13.49	1.17	755		.38		.38		1.41
Year ended 8/31/2016	13.53	.18	.11	.29	(.20)	(.03)	(.23)	13.59	2.19	579		.37		.37		1.37
Year ended 8/31/2015	13.56	.18	(.01)	.17	(.20)	—	(.20)	13.53	1.25	294		.39		.39		1.35
Year ended 8/31/2014	13.40	.21	.16	.37	(.21)	—	(.21)	13.56	2.74	542		.37		.37		1.51
Year ended 8/31/2013	13.79	.20	(.37)	(.17)	(.22)	—	(.22)	13.40	(1.24)	172		.39		.39		1.49
Class F-3:
Period from 1/27/2017 to 8/31/2017[4,9]	13.36	.13	.12	.25	(.12)	—	(.12)	13.49	1.85 [6]	328		.27	[10]	.27	[10]	1.64	[10]
Class 529-A:
Year ended 8/31/2017	13.59	.15	(.03)	.12	(.14)	(.08)	(.22)	13.49	.87	381		.67		.67		1.11
Year ended 8/31/2016	13.53	.14	.11	.25	(.16)	(.03)	(.19)	13.59	1.86	380		.70		.70		1.00
Year ended 8/31/2015	13.56	.14	(.01)	.13	(.16)	—	(.16)	13.53	.93	362		.70		.70		1.03
Year ended 8/31/2014	13.40	.16	.16	.32	(.16)	—	(.16)	13.56	2.41	367		.70		.70		1.19
Year ended 8/31/2013	13.79	.16	(.37)	(.21)	(.18)	—	(.18)	13.40	(1.55)	385		.70		.70		1.16

See page 25 for footnotes.

Intermediate Bond Fund of America	23

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimbursements		Ratio of expenses to average net assets after reimbursements[3]		Ratio of net income to average net assets[3]
Class 529-C:
Year ended 8/31/2017	$13.59	$.05	$(.04)	$.01	$(.04)	$(.08)	$(.12)	$13.48	.06%	$62		1.44%		1.44%		.35%
Year ended 8/31/2016	13.53	.04	.11	.15	(.06)	(.03)	(.09)	13.59	1.11	67		1.46		1.46		.24
Year ended 8/31/2015	13.56	.03	(.01)	.02	(.05)	—	(.05)	13.53	.17	68		1.46		1.46		.26
Year ended 8/31/2014	13.40	.06	.16	.22	(.06)	—	(.06)	13.56	1.62	76		1.47		1.47		.42
Year ended 8/31/2013	13.79	.05	(.37)	(.32)	(.07)	—	(.07)	13.40	(2.31)	87		1.47		1.47		.40
Class 529-E:
Year ended 8/31/2017	13.59	.12	(.03)	.09	(.11)	(.08)	(.19)	13.49	.67	17		.88		.88		.90
Year ended 8/31/2016	13.53	.11	.11	.22	(.13)	(.03)	(.16)	13.59	1.66	19		.90		.90		.81
Year ended 8/31/2015	13.56	.11	(.01)	.10	(.13)	—	(.13)	13.53	.72	18		.91		.91		.81
Year ended 8/31/2014	13.40	.13	.16	.29	(.13)	—	(.13)	13.56	2.18	18		.92		.92		.97
Year ended 8/31/2013	13.79	.13	(.37)	(.24)	(.15)	—	(.15)	13.40	(1.78)	19		.93		.93		.93
Class 529-T:
Period from 4/7/2017 to 8/31/2017[4,5]	13.38	.08	.10	.18	(.07)	—	(.07)	13.49	1.34 [6,7]	—	[8]	.17	[6,7]	.17	[6,7]	.59	[6,7]
Class 529-F-1:
Year ended 8/31/2017	13.59	.18	(.03)	.15	(.17)	(.08)	(.25)	13.49	1.10	90		.45		.45		1.34
Year ended 8/31/2016	13.53	.17	.11	.28	(.19)	(.03)	(.22)	13.59	2.09	84		.47		.47		1.23
Year ended 8/31/2015	13.56	.17	(.01)	.16	(.19)	—	(.19)	13.53	1.17	79		.47		.47		1.26
Year ended 8/31/2014	13.40	.19	.16	.35	(.19)	—	(.19)	13.56	2.64	74		.48		.48		1.42
Year ended 8/31/2013	13.79	.19	(.37)	(.18)	(.21)	—	(.21)	13.40	(1.33)	76		.47		.47		1.39
Class R-1:
Year ended 8/31/2017	13.59	.05	(.03)	.02	(.04)	(.08)	(.12)	13.49	.18	7		1.39		1.39		.38
Year ended 8/31/2016	13.53	.05	.11	.16	(.07)	(.03)	(.10)	13.59	1.19	10		1.37		1.37		.33
Year ended 8/31/2015	13.56	.04	(.01)	.03	(.06)	—	(.06)	13.53	.25	11		1.38		1.38		.35
Year ended 8/31/2014	13.40	.07	.16	.23	(.07)	—	(.07)	13.56	1.70	11		1.39		1.39		.50
Year ended 8/31/2013	13.79	.06	(.37)	(.31)	(.08)	—	(.08)	13.40	(2.23)	12		1.39		1.39		.48
Class R-2:
Year ended 8/31/2017	13.59	.05	(.04)	.01	(.04)	(.08)	(.12)	13.48	.11	105		1.40		1.40		.38
Year ended 8/31/2016	13.53	.05	.11	.16	(.07)	(.03)	(.10)	13.59	1.18	118		1.37		1.37		.32
Year ended 8/31/2015	13.56	.04	(.01)	.03	(.06)	—	(.06)	13.53	.23	118		1.40		1.40		.32
Year ended 8/31/2014	13.40	.07	.16	.23	(.07)	—	(.07)	13.56	1.69	128		1.40		1.40		.49
Year ended 8/31/2013	13.79	.07	(.37)	(.30)	(.09)	—	(.09)	13.40	(2.20)	142		1.36		1.36		.51
Class R-2E:
Year ended 8/31/2017	13.58	.10	(.04)	.06	(.08)	(.08)	(.16)	13.48	.46	4		1.09		1.09		.72
Year ended 8/31/2016	13.52	.11	.11	.22	(.13)	(.03)	(.16)	13.58	1.65	2		1.05		1.05		.74
Year ended 8/31/2015	13.56	.16	(.01)	.15	(.19)	—	(.19)	13.52	1.09 [7]	—	[8]	.55	[7]	.55	[7]	1.17	[7]
Period from 8/29/2014 to 8/31/2014[4,11]	13.56	—	—	—	—	—	—	13.56	—	—	[8]	—		—		—

24	Intermediate Bond Fund of America

		Income (loss) from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimbursements		Ratio of expenses to average net assets after reimbursements[3]		Ratio of net income to average net assets[3]
Class R-3:
Year ended 8/31/2017	$13.59	$.11	$(.03)	$.08	$(.10)	$(.08)	$(.18)	$13.49	.62%	$145		.93%		.93%		.85%
Year ended 8/31/2016	13.53	.11	.11	.22	(.13)	(.03)	(.16)	13.59	1.63	150		.92		.92		.77
Year ended 8/31/2015	13.56	.11	(.01)	.10	(.13)	—	(.13)	13.53	.70	149		.93		.93		.79
Year ended 8/31/2014	13.40	.13	.16	.29	(.13)	—	(.13)	13.56	2.16	153		.95		.95		.94
Year ended 8/31/2013	13.79	.12	(.37)	(.25)	(.14)	—	(.14)	13.40	(1.79)	161		.95		.95		.92
Class R-4:
Year ended 8/31/2017	13.59	.16	(.04)	.12	(.14)	(.08)	(.22)	13.49	.93	131		.62		.62		1.17
Year ended 8/31/2016	13.53	.15	.11	.26	(.17)	(.03)	(.20)	13.59	1.94	118		.62		.62		1.08
Year ended 8/31/2015	13.56	.15	(.01)	.14	(.17)	—	(.17)	13.53	1.02	107		.61		.61		1.11
Year ended 8/31/2014	13.40	.17	.16	.33	(.17)	—	(.17)	13.56	2.48	112		.63		.63		1.27
Year ended 8/31/2013	13.79	.17	(.37)	(.20)	(.19)	—	(.19)	13.40	(1.48)	116		.63		.63		1.24
Class R-5E:
Year ended 8/31/2017	13.59	.19	(.03)	.16	(.18)	(.08)	(.26)	13.49	1.20	—	[8]	.51		.35		1.43
Period from 11/20/2015 to 8/31/2016[4,12]	13.49	.13	.15	.28	(.15)	(.03)	(.18)	13.59	2.10 [6]	—	[8]	.48	[10]	.48	[10]	1.26	[10]
Class R-5:
Year ended 8/31/2017	13.59	.20	(.04)	.16	(.18)	(.08)	(.26)	13.49	1.23	38		.32		.32		1.47
Year ended 8/31/2016	13.53	.19	.11	.30	(.21)	(.03)	(.24)	13.59	2.24	34		.32		.32		1.38
Year ended 8/31/2015	13.56	.19	(.01)	.18	(.21)	—	(.21)	13.53	1.32	30		.32		.32		1.41
Year ended 8/31/2014	13.40	.21	.16	.37	(.21)	—	(.21)	13.56	2.79	24		.33		.33		1.57
Year ended 8/31/2013	13.79	.21	(.37)	(.16)	(.23)	—	(.23)	13.40	(1.18)	42		.33		.33		1.54
Class R-6:
Year ended 8/31/2017	13.59	.21	(.04)	.17	(.19)	(.08)	(.27)	13.49	1.28	5,371		.27		.27		1.54
Year ended 8/31/2016	13.53	.20	.11	.31	(.22)	(.03)	(.25)	13.59	2.30	3,457		.27		.27		1.45
Year ended 8/31/2015	13.56	.19	(.01)	.18	(.21)	—	(.21)	13.53	1.36	2,704		.27		.27		1.47
Year ended 8/31/2014	13.40	.22	.16	.38	(.22)	—	(.22)	13.56	2.84	1,671		.27		.27		1.61
Year ended 8/31/2013	13.79	.22	(.37)	(.15)	(.24)	—	(.24)	13.40	(1.13)	862		.27		.27		1.58

	Year ended August 31
Portfolio turnover rate for all share classes[13]	2017	2016	2015	2014	2013

Excluding mortgage dollar roll transactions	78%	92%	96%	Not available
Including mortgage dollar roll transactions	177%	173%	192%	165%	199%

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	This column reflects the impact, if any, of certain reimbursements from CRMC. During some of the years shown, CRMC paid a portion of the fund’s transfer agent fees for certain retirement plan share classes.
[4]	Based on operations for the period shown and, accordingly, is not representative of a full year.
[5]	Class T and 529-T shares began investment operations on April 7, 2017.
[6]	Not annualized.
[7]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[8]	Amount less than $1 million.
[9]	Class F-3 shares began investment operations on January 27, 2017.
[10]	Annualized.
[11]	Class R-2E shares began investment operations on August 29, 2014.
[12]	Class R-5E shares began investment operations on November 20, 2015.
[13]	Refer to Note 5 for more information on mortgage dollar rolls.

See Notes to Financial Statements

Intermediate Bond Fund of America	25

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Intermediate Bond Fund of America:

We have audited the accompanying statement of assets and liabilities of Intermediate Bond Fund of America (the “Fund”), including the summary investment portfolio, as of August 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2017, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Intermediate Bond Fund of America as of August 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Costa Mesa, California
October 13, 2017

26	Intermediate Bond Fund of America

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (March 1, 2017, through August 31, 2017).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2, F-3 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Intermediate Bond Fund of America	27

	Beginning account value 3/1/2017	Ending account value 8/31/2017	Expenses paid during period*	Annualized expense ratio
Class A – actual return	$1,000.00	$1,013.40	$3.15	.62%
Class A – assumed 5% return	1,000.00	1,022.08	3.16	.62
Class C – actual return	1,000.00	1,010.19	7.04	1.39
Class C – assumed 5% return	1,000.00	1,018.20	7.07	1.39
Class T – actual return†	1,000.00	1,013.58	1.57	.39
Class T – assumed 5% return†	1,000.00	1,023.24	1.99	.39
Class F-1 – actual return	1,000.00	1,013.11	3.40	.67
Class F-1 – assumed 5% return	1,000.00	1,021.83	3.41	.67
Class F-2 – actual return	1,000.00	1,014.58	1.93	.38
Class F-2 – assumed 5% return	1,000.00	1,023.29	1.94	.38
Class F-3 – actual return	1,000.00	1,015.88	1.42	.28
Class F-3 – assumed 5% return	1,000.00	1,023.79	1.43	.28
Class 529-A – actual return	1,000.00	1,013.10	3.40	.67
Class 529-A – assumed 5% return	1,000.00	1,021.83	3.41	.67
Class 529-C – actual return	1,000.00	1,009.25	7.24	1.43
Class 529-C – assumed 5% return	1,000.00	1,018.00	7.27	1.43
Class 529-E – actual return	1,000.00	1,012.05	4.46	.88
Class 529-E – assumed 5% return	1,000.00	1,020.77	4.48	.88
Class 529-T – actual return†	1,000.00	1,013.41	1.73	.43
Class 529-T – assumed 5% return†	1,000.00	1,023.04	2.19	.43
Class 529-F-1 – actual return	1,000.00	1,014.23	2.28	.45
Class 529-F-1 – assumed 5% return	1,000.00	1,022.94	2.29	.45
Class R-1 – actual return	1,000.00	1,010.27	6.99	1.38
Class R-1 – assumed 5% return	1,000.00	1,018.25	7.02	1.38
Class R-2 – actual return	1,000.00	1,009.57	6.94	1.37
Class R-2 – assumed 5% return	1,000.00	1,018.30	6.97	1.37
Class R-2E – actual return	1,000.00	1,011.73	5.53	1.09
Class R-2E – assumed 5% return	1,000.00	1,019.71	5.55	1.09
Class R-3 – actual return	1,000.00	1,011.83	4.67	.92
Class R-3 – assumed 5% return	1,000.00	1,020.57	4.69	.92
Class R-4 – actual return	1,000.00	1,013.38	3.15	.62
Class R-4 – assumed 5% return	1,000.00	1,022.08	3.16	.62
Class R-5E – actual return	1,000.00	1,015.28	1.27	.25
Class R-5E – assumed 5% return	1,000.00	1,023.95	1.28	.25
Class R-5 – actual return	1,000.00	1,014.88	1.63	.32
Class R-5 – assumed 5% return	1,000.00	1,023.59	1.63	.32
Class R-6 – actual return	1,000.00	1,015.18	1.37	.27
Class R-6 – assumed 5% return	1,000.00	1,023.84	1.38	.27

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).
†	The period for the “annualized expense ratio” and “actual return” line is based on the number of days since the share class began investment operations on April 7, 2017. The “assumed 5% return” line is based on 184 days.

28	Intermediate Bond Fund of America

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended August 31, 2017:

U.S. government income that may be exempt from state taxation	$91,446,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2018, to determine the calendar year amounts to be included on their 2017 tax returns. Shareholders should consult their tax advisors.

Intermediate Bond Fund of America	29

Approval of Investment Advisory and Service Agreement

Intermediate Bond Fund of America’s board has approved the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through April 30, 2018. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all of the fund’s independent board members. The board and the committee determined that the fund’s advisory fee structure was fair and reasonable in relation to the services provided, and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year and otherwise provided to them, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel. They considered the following factors, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor, and each board and committee member did not necessarily attribute the same weight to each factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of CRMC and the Capital Group organization; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to the fund under the agreement and other agreements, as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its objective of providing current income consistent with the maturity and quality standards described in the prospectus and preservation of capital. They compared the fund’s investment results with those of other funds (including funds that currently form the basis of the Lipper index for the category in which the fund is included), and data such as relevant market and fund indexes, over various periods through October 31, 2016. This report, including the letter to shareholders and related disclosures, contains certain information about the fund’s investment results. The board and the committee reviewed the fund’s investment results measured against various indexes including the Lipper Short-Intermediate Investment Grade Debt Funds Average, the Lipper Short-Intermediate U.S. Government Funds Average and the Bloomberg Barclays U.S. Government/Credit 1–7 Years ex BBB Index. They noted that the investment results of the fund were below the results of the Lipper Short-Intermediate Investment Grade Debt Funds Average for all periods considered; above the Lipper Short-Intermediate U.S. Government Funds Average for the year-to-date, one-year, three-year and five-year periods, but below the Lipper average for the 10-year and lifetime periods; and below the results of the Barclays index for all periods considered. They also noted that the standard deviation of the fund’s returns, a measure of risk, was below the Lipper average for the five-year, 10-year and 15-year periods ended September 30, 2016, while above the Lipper average for the three-year period ended on that date. They acknowledged the low interest rate environment during recent periods, and further noted that the Lipper category included funds that utilized a broader investment universe than the fund. The board and the committee concluded that the fund’s investment results have been satisfactory for renewal of the agreement, and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees were below the median of the funds included in the Lipper Short-Intermediate Investment Grade Debt Funds category, while the fund’s expenses were slightly above

30	Intermediate Bond Fund of America

the median. The board and the committee also considered the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. In addition, they reviewed information regarding the effective advisory fees charged to non-mutual fund clients by CRMC and its affiliates. They noted that, to the extent there were differences between the advisory fees paid by the fund and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational, regulatory and market differences between advising the fund and the other clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, and that the fund’s shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

4. Ancillary benefits

The board and the committee considered a variety of other benefits that CRMC and its affiliates receive as a result of CRMC’s relationship with the fund and other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC and its institutional management affiliates in managing other investment vehicles. The board and the committee reviewed CRMC’s portfolio trading practices, noting the benefits CRMC receives from the research obtained with commissions from portfolio transactions made on behalf of the fund. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and related cost allocation methodology as well as its willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. The board and the committee also compared CRMC’s profitability and compensation data to the reported results and data of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

Intermediate Bond Fund of America	31

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32	Intermediate Bond Fund of America

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Intermediate Bond Fund of America	33

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34	Intermediate Bond Fund of America

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
William H. Baribault, 1945	2010	CEO and President, Richard Nixon Foundation; Chairman of the Board and CEO, Oakwood Enterprises (private investment and consulting)	80	General Finance Corporation
James G. Ellis, 1947	2006	Dean and Professor of Marketing, Marshall School of Business, University of Southern California	80	Mercury General Corporation
Leonard R. Fuller, 1946	1994	Private investor; former President and CEO, Fuller Consulting (financial management consulting)	80	None
Mary Davis Holt, 1950	2015–2016 2017	Principal, Mary Davis Holt Enterprises, LLC (leadership development consulting); former Partner, Flynn Heath Holt Leadership, LLC (leadership consulting); former COO, Time Life Inc. (1993–2003)	77	None
R. Clark Hooper, 1946 Chairman of the Board (Independent and Non-Executive)	2005	Private investor	80	None
Merit E. Janow, 1958	2010	Dean and Professor, Columbia University, School of International and Public Affairs	79	MasterCard Incorporated; Trimble Inc.
Laurel B. Mitchell, PhD, 1955	2010	Distinguished Professor of Accounting, University of Redlands; former Director, Accounting Program, University of Redlands	76	None
Frank M. Sanchez, 1943	1999	Principal, The Sanchez Family Corporation dba McDonald’s Restaurants (McDonald’s licensee)	76	None
Margaret Spellings, 1957	2010	President, The University of North Carolina; former President, George W. Bush Foundation; former President and CEO, Margaret Spellings & Company (public policy and strategic consulting); former President, U.S. Chamber Foundation and Senior Advisor to the President and CEO, U.S. Chamber of Commerce	81	ClubCorp Holdings, Inc.

We are deeply saddened by the loss of Dr. Steadman Upham, who passed away on July 30, 2017. Dr. Upham served as an independent trustee on the boards of several American Funds since 2001. His wise counsel and friendship will be missed.

Interested trustee4,5

Name, year of birth and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
John H. Smet, 1956 Vice Chairman of the Board	1993	Partner — Capital Fixed Income Investors, Capital Research and Management Company; Director, Capital Research and Management Company	22	None
Michael C. Gitlin, 1970	2015	Partner — Capital Fixed Income Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.;[6] served as Head of Fixed Income at a large investment management firm prior to joining Capital Research and Management Company in 2015	18	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

See page 36 for footnotes.

Intermediate Bond Fund of America	35

Other officers5

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Mark A. Brett, 1958 President	2010	Partner — Capital Fixed Income Investors, Capital Bank and Trust Company;[6]
Partner — Capital Fixed Income Investors, Capital International Limited;[6]
Senior Vice President, Capital International Limited;[6]
Senior Vice President, Capital International Sàrl;[6]
		Director, Capital Strategy Research, Inc.[6]
David S. Lee, 1972 Senior Vice President	2015	Partner — Capital Fixed Income Investors, Capital Research and Management Company; Partner — Capital Fixed Income Investors, Capital Bank and Trust Company[6]
Fergus N. MacDonald, 1969 Senior Vice President	2015	Partner — Capital Fixed Income Investors, Capital Research and Management Company
Kristine M. Nishiyama, 1970 Senior Vice President	2003	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Senior Vice President and General Counsel, Capital Bank and Trust Company[6]
Steven I. Koszalka, 1964 Secretary	2010	Vice President — Fund Business Management Group, Capital Research and Management Company
Brian C. Janssen, 1972 Treasurer	2015	Vice President — Investment Operations, Capital Research and Management Company
Jane Y. Chung, 1974 Assistant Secretary	2014	Associate — Fund Business Management Group, Capital Research and Management Company
Dori Laskin, 1951 Assistant Treasurer	2010	Vice President — Investment Operations, Capital Research and Management Company
Gregory F. Niland, 1971 Assistant Treasurer	2015	Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[4]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[5]	All of the trustees and/or officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[6]	Company affiliated with Capital Research and Management Company.

36	Intermediate Bond Fund of America

Offices of the fund and of the investment adviser

Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618-4518

Transfer agent for shareholder accounts

American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets

JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel

Morgan, Lewis & Bockius LLP
300 South Grand Avenue, 22nd Floor
Los Angeles, CA 90071-3132

Independent registered public accounting firm

Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com. Fund shares offered through American Funds Distributors, Inc.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete August 31, 2017, portfolio of Intermediate Bond Fund of America’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

Intermediate Bond Fund of America files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at (800) SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of Intermediate Bond Fund of America, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2017, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

Bloomberg® is a trademark of Bloomberg Finance L.P. (collectively with its affiliates, “Bloomberg”). Barclays® is a trademark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Neither Bloomberg nor Barclays approves or endorses this material, guarantees the accuracy or completeness of any information herein and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

American Funds from Capital Group

The Capital AdvantageSM

Since 1931, American Funds, part of Capital Group, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in a superior long-term track record.

Aligned with investor success

We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 27 years of investment experience, including 21 years at our company, reflecting a career commitment to our long-term approach.1

The Capital System

The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds’ superior long-term track record

Equity funds have beaten their Lipper peer indexes in 93% of 10-year periods and 98% of 20-year periods. Fixed income funds have beaten their Lipper indexes in 80% of 10-year periods and 80% of 20-year periods.2 Fund management fees have been among the lowest in the industry.3

[1]	Portfolio manager experience as of December 31, 2016.
[2]	Based on Class F-2 share results for rolling periods through December 31, 2016. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used). Expenses differ for each share class, so results will vary. Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on Class A share results without a sales charge, adjusted for typical estimated expenses. Results for certain funds with an inception date after August 1, 2008, also include hypothetical returns because those funds’ Class F-2 shares sold after the funds’ date of first offering. Please see americanfunds.com for more information on specific expense adjustments and the actual dates of first sale.
[3]	On average, our management fees were in the lowest quintile 73% of the time, based on the 20-year period ended December 31, 2016, versus comparable Lipper categories, excluding funds of funds.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-9225 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Laurel B. Mitchell, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2016	$121,000
2017	$141,000

b) Audit-Related Fees:
2016	$2,000
2017	$5,000

c) Tax Fees:
2016	$8,000
2017	$8,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
2016	None
2017	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2016	$1,073,000
2017	$1,324,000
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2016	None
2017	None
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2016	$3,000
2017	None
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,213,000 for fiscal year 2016 and $1,477,000 for fiscal year 2017. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were ------------------------------. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

Intermediate Bond Fund of America®

Investment portfolio

August 31, 2017

Bonds, notes & other debt instruments 97.03% U.S. Treasury bonds & notes 52.21% U.S. Treasury 44.97%	Principal?amount (000)	Value (000)
U.S. Treasury 0.875% 2018	$20,000	$19,951
U.S. Treasury 1.125% 2019	102,500	102,272
U.S. Treasury 1.125% 2019	100,000	99,767
U.S. Treasury 1.50% 2019	542,500	544,345
U.S. Treasury 1.50% 2019	59,000	59,191
U.S. Treasury 1.625% 2019	525,350	528,313
U.S. Treasury 1.625% 2019	191,650	192,817
U.S. Treasury 1.625% 2019	140,000	140,815
U.S. Treasury 1.75% 2019	44,000	44,366
U.S. Treasury 3.625% 2019	129,500	135,247
U.S. Treasury 1.25% 20201	245,500	244,857
U.S. Treasury 1.375% 2020	198,750	198,688
U.S. Treasury 1.375% 2020	150,000	149,930
U.S. Treasury 1.375% 2020	117,156	116,794
U.S. Treasury 1.375% 2020	32,500	32,439
U.S. Treasury 1.375% 2020	21,000	21,001
U.S. Treasury 1.50% 2020	131,700	132,045
U.S. Treasury 1.50% 2020	35,840	35,938
U.S. Treasury 1.625% 2020	80,000	80,341
U.S. Treasury 1.625% 2020	72,000	72,413
U.S. Treasury 1.625% 2020	60,650	61,001
U.S. Treasury 1.75% 2020	365,940	368,857
U.S. Treasury 1.75% 2020	138,920	140,113
U.S. Treasury 2.00% 2020	144,430	146,765
U.S. Treasury 3.625% 2020	23,000	24,258
U.S. Treasury 8.75% 2020	15,000	17,941
U.S. Treasury 1.125% 20211	200,000	197,282
U.S. Treasury 1.125% 2021	93,876	92,152
U.S. Treasury 1.125% 2021	42,500	41,788
U.S. Treasury 1.25% 2021	40,000	39,600
U.S. Treasury 1.375% 2021	255,220	254,074
U.S. Treasury 1.375% 2021	50,000	49,647
U.S. Treasury 1.75% 2021	150,000	150,686
U.S. Treasury 2.00% 2021	75,000	76,140
U.S. Treasury 2.00% 2021	26,700	27,088
U.S. Treasury 2.00% 2021	4,000	4,063
U.S. Treasury 3.625% 2021	5,400	5,783
U.S. Treasury 8.00% 2021	20,000	25,188
U.S. Treasury 1.625% 2022	23,800	23,712
U.S. Treasury 1.75% 2022	277,500	278,227
U.S. Treasury 1.75% 2022	100,000	100,203
U.S. Treasury 1.75% 2022	23,300	23,373
U.S. Treasury 1.875% 2022	416,000	419,378
U.S. Treasury 1.875% 2022	190,000	191,632
U.S. Treasury 1.875% 2022	155,000	156,423
U.S. Treasury 1.875% 2022	125,257	126,206

Intermediate Bond Fund of America — Page 1 of 17

Bonds, notes & other debt instruments U.S. Treasury bonds & notes (continued) U.S. Treasury (continued)	Principal?amount (000)	Value (000)
U.S. Treasury 2.00% 2022	$44,060	$44,594
U.S. Treasury 1.50% 2023	72,620	71,516
U.S. Treasury 1.625% 2023	64,756	64,080
U.S. Treasury 2.50% 2023	45,244	46,939
U.S. Treasury 7.125% 2023	15,000	19,174
U.S. Treasury 1.875% 2024	24,000	23,890
U.S. Treasury 2.00% 2024	43,000	43,183
U.S. Treasury 2.00% 2024	40,000	40,195
U.S. Treasury 2.125% 2024	143,000	144,703
U.S. Treasury 2.125% 2024	21,800	22,102
U.S. Treasury 2.125% 2025	23,500	23,692
U.S. Treasury 2.00% 2026	41,000	40,627
U.S. Treasury 2.25% 2027	35,236	35,638
U.S. Treasury 2.25% 2027	4,500	4,551
U.S. Treasury 2.50% 2046	34,650	33,063
U.S. Treasury 2.875% 2046	84,000	86,454
U.S. Treasury 3.00% 2047	45,000	47,506
		6,785,017
U.S. Treasury inflation-protected securities 7.24%
U.S. Treasury Inflation-Protected Security 0.125% 20212	155,025	155,808
U.S. Treasury Inflation-Protected Security 0.125% 20242	119,664	119,312
U.S. Treasury Inflation-Protected Security 0.625% 20242	92,014	94,576
U.S. Treasury Inflation-Protected Security 2.375% 20252	215,194	248,137
U.S. Treasury Inflation-Protected Security 0.625% 20262	128,860	131,939
U.S. Treasury Inflation-Protected Security 2.00% 20262	3,085	3,507
U.S. Treasury Inflation-Protected Security 0.375% 20272	86,193	86,170
U.S. Treasury Inflation-Protected Security 2.125% 20412	1,219	1,561
U.S. Treasury Inflation-Protected Security 0.75% 20422	75,920	74,366
U.S. Treasury Inflation-Protected Security 0.625% 20432	84,060	79,705
U.S. Treasury Inflation-Protected Security 1.375% 20442	36,785	41,177
U.S. Treasury Inflation-Protected Security 0.75% 20452	13,939	13,501
U.S. Treasury Inflation-Protected Security 1.00% 20462	41,351	42,610
		1,092,369
Total U.S. Treasury bonds & notes		7,877,386
Corporate bonds & notes 21.13% Financials 6.10%
ACE INA Holdings Inc. 2.30% 2020	3,075	3,110
ACE INA Holdings Inc. 2.875% 2022	1,060	1,090
American Express Co. (3-month USD-LIBOR + 0.59%) 1.905% 20183	15,000	15,047
Banco Santander, SA 3.70% 20224	15,000	15,311
Bank of America Corp. 5.75% 2017	5,070	5,120
Bank of America Corp. 5.625% 2020	7,000	7,668
Bank of America Corp. 3.248% 2027	3,000	2,961
Bank of America Corp. 3.593% 2028	1,150	1,169
Bank of New York Mellon Corp. 2.60% 2022	25,000	25,474
Bank of New York Mellon Corp. 2.20% 2023	5,000	4,941
Barclays Bank PLC 6.05% 20174	4,140	4,184
Barclays Bank PLC 3.65% 2025	4,275	4,308
Barclays Bank PLC 4.375% 2026	11,000	11,606
BB&T Corp. 1.45% 2019	10,000	9,963
BB&T Corp. 2.625% 2022	15,000	15,299

Intermediate Bond Fund of America — Page 2 of 17

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Financials (continued)	Principal?amount (000)	Value (000)
Berkshire Hathaway Finance Corp. 1.30% 2019	$15,000	$14,927
Berkshire Hathaway Inc. 1.55% 2018	15,000	15,009
BNP Paribas 5.00% 2021	8,000	8,746
BPCE SA group 5.70% 20234	2,245	2,504
BPCE SA group 5.15% 20244	5,300	5,727
Carlyle Investment Management (1-month USD-LIBOR + 2.00%) 3.299% 20193,4,5,6,7	7,220	7,220
CBOE Holdings, Inc. 1.95% 2019	12,600	12,611
Crédit Agricole SA 4.375% 20254	3,025	3,158
Credit Suisse Group AG 3.00% 2021	10,500	10,782
Credit Suisse Group AG 3.80% 2022	5,784	6,053
Credit Suisse Group AG 4.55% 2026	5,000	5,384
Danske Bank AS 2.20% 20204	15,000	15,081
DNB ASA 2.375% 20214	20,000	20,109
Goldman Sachs Group, Inc. 2.875% 2021	12,850	13,069
Goldman Sachs Group, Inc. 5.25% 2021	3,560	3,924
Goldman Sachs Group, Inc. 2.905% 2023	18,600	18,695
Goldman Sachs Group, Inc. 2.908% 2023	15,000	15,083
Goldman Sachs Group, Inc. 3.50% 2026	3,725	3,757
HSBC Holdings PLC 4.00% 2022	2,950	3,141
HSBC Holdings PLC 3.262% 2023	25,000	25,677
HSBC Holdings PLC 4.30% 2026	6,315	6,823
Intesa Sanpaolo SpA 5.017% 20244	9,345	9,578
JPMorgan Chase & Co. 2.25% 2020	5,000	5,043
JPMorgan Chase & Co. 2.55% 2020	5,980	6,070
MetLife Global Funding I 2.30% 20194	4,720	4,766
MetLife Global Funding I 2.00% 20204	830	832
MetLife Global Funding I 1.95% 20214	17,500	17,365
Metropolitan Life Global Funding I, 1.75% 20184	24,560	24,580
Mitsubishi UFJ Financial Group, Inc. 2.665% 2022	25,000	25,179
Morgan Stanley (3-month USD-LIBOR + 1.18%) 2.487% 20223	15,000	15,171
Morgan Stanley (3-month USD-LIBOR + 1.22%) 2.532% 20243	10,000	10,040
Morgan Stanley 3.125% 2026	6,570	6,492
New York Life Global Funding 1.55% 20184	10,000	10,011
New York Life Global Funding 1.50% 20194	21,365	21,214
New York Life Global Funding 2.10% 20194	7,000	7,052
New York Life Global Funding 1.95% 20204	7,200	7,214
New York Life Global Funding 1.70% 20214	30,000	29,562
Nordea Bank AB 1.875% 20184	8,575	8,595
Nordea Bank AB 1.625% 20194	30,000	29,906
Nordea Bank AB 2.25% 20214	15,000	15,003
Northern Trust Corp. 5.85% 20174	12,750	12,846
PNC Bank 1.70% 2018	25,000	25,025
PNC Bank 2.40% 2019	3,260	3,299
PNC Bank 2.00% 2020	14,250	14,315
PNC Financial Services Group, Inc. 2.854% 2022	5,000	5,111
QBE Insurance Group Ltd. 2.40% 20184	2,300	2,303
Rabobank Nederland 4.625% 2023	10,000	10,886
Royal Bank of Canada 2.125% 2020	10,000	10,072
Royal Bank of Scotland PLC 3.498% 2023	30,000	30,358
Skandinaviska Enskilda Banken AB 2.625% 2021	20,975	21,312
Skandinaviska Enskilda Banken AB 2.80% 2022	5,800	5,932
Standard Chartered PLC 2.10% 20194	5,000	5,003
Sumitomo Mitsui Banking Corp. 2.784% 2022	25,000	25,294
Svenska Handelsbanken AB 1.625% 2018	12,500	12,510

Intermediate Bond Fund of America — Page 3 of 17

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Financials (continued)	Principal?amount (000)	Value (000)
Swedbank AB 2.80% 20224	$26,500	$27,048
TD Ameritrade Holding Co. 3.30% 2027	7,500	7,652
Toronto-Dominion Bank 1.45% 2018	10,000	9,992
UniCredit SPA 3.75% 20224	23,650	24,315
Unum Group 5.625% 2020	1,100	1,207
Wells Fargo & Co. 2.15% 2019	25,000	25,195
Wells Fargo & Co. 2.55% 2020	11,525	11,691
Wells Fargo & Co. 2.625% 2022	25,000	25,168
Wells Fargo & Co. 3.584% 2028	5,000	5,125
		920,063
Health care 3.37%
Abbott Laboratories 2.35% 2019	25,000	25,234
Abbott Laboratories 2.90% 2021	25,000	25,457
AbbVie Inc. 1.80% 2018	18,000	18,022
AbbVie Inc. 2.50% 2020	7,835	7,940
AbbVie Inc. 2.30% 2021	11,500	11,536
AbbVie Inc. 2.85% 2023	2,295	2,321
AbbVie Inc. 3.60% 2025	625	647
AbbVie Inc. 3.20% 2026	11,500	11,513
Allergan PLC 3.00% 2020	15,355	15,680
Allergan PLC 3.45% 2022	11,400	11,856
Allergan PLC 3.80% 2025	8,000	8,379
Amgen Inc. 1.90% 2019	15,000	15,022
Amgen Inc. 1.85% 2021	9,495	9,374
Amgen Inc. 2.65% 2022	15,000	15,149
Amgen Inc. 2.25% 2023	14,550	14,301
AstraZeneca PLC 2.375% 2022	25,750	25,684
Baxalta Inc. 2.875% 2020	9,100	9,266
Baxalta Inc. 4.00% 2025	4,990	5,266
Biogen Inc. 2.90% 2020	14,200	14,543
Biogen Inc. 3.625% 2022	6,161	6,478
Boston Scientific Corp. 3.375% 2022	2,000	2,070
Catholic Health Initiatives, Series 2012, 1.60% 2017	1,000	1,000
Celgene Corp. 3.875% 2025	3,380	3,585
Eli Lilly and Co. 1.25% 2018	700	700
EMD Finance LLC 1.70% 20184	18,900	18,930
EMD Finance LLC 2.40% 20204	8,270	8,353
EMD Finance LLC 2.95% 20224	6,365	6,516
GlaxoSmithKline Capital Inc. 5.65% 2018	5,000	5,147
Medtronic, Inc. 1.70% 2019	50,000	50,049
Merck & Co., Inc. 1.10% 2018	5,250	5,244
Novartis AG 5.125% 2019	6,500	6,826
Roche Holdings, Inc. (3-month USD-LIBOR + 0.34%) 1.636% 20193,4	8,500	8,544
Roche Holdings, Inc. 2.25% 20194	375	379
Roche Holdings, Inc. 2.875% 20214	3,025	3,120
Roche Holdings, Inc. 1.75% 20224	14,665	14,407
Roche Holdings, Inc. 3.35% 20244	8,200	8,610
Shire PLC 1.90% 2019	16,360	16,319
Shire PLC 2.40% 2021	34,980	34,762
Teva Pharmaceutical Finance Company BV 2.20% 2021	15,000	14,288
Teva Pharmaceutical Finance Company BV 2.80% 2023	5,000	4,718
Teva Pharmaceutical Finance Company BV 3.15% 2026	13,500	12,377
WellPoint, Inc. 2.25% 2019	6,000	6,044

Intermediate Bond Fund of America — Page 4 of 17

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Health care (continued)	Principal?amount (000)	Value (000)
Zimmer Holdings, Inc. 2.00% 2018	$6,125	$6,134
Zimmer Holdings, Inc. 2.70% 2020	14,685	14,869
Zimmer Holdings, Inc. 3.15% 2022	1,205	1,233
		507,892
Consumer discretionary 2.25%
Amazon.com, Inc. 2.40% 20234	20,000	20,119
Amazon.com, Inc. 2.80% 20244	9,000	9,126
Amazon.com, Inc. 3.15% 20274	12,500	12,752
Bayerische Motoren Werke AG 1.45% 20194	20,000	19,903
Bayerische Motoren Werke AG 2.15% 20204	10,000	10,096
Bayerische Motoren Werke AG 2.00% 20214	4,616	4,620
Comcast Corp. 3.15% 2028	10,000	10,011
Daimler Finance NA LLC 2.70% 20204	7,500	7,629
DaimlerChrysler North America Holding Corp. 1.875% 20184	8,900	8,910
DaimlerChrysler North America Holding Corp. 2.375% 20184	7,000	7,043
DaimlerChrysler North America Holding Corp. 1.50% 20194	15,000	14,887
DaimlerChrysler North America Holding Corp. 2.00% 20214	6,100	6,029
Ford Motor Co. 4.346% 2026	20,000	20,759
Ford Motor Credit Co. 1.684% 2017	10,000	10,000
Ford Motor Credit Co. 2.943% 2019	15,000	15,200
Ford Motor Credit Co. 3.20% 2021	4,150	4,237
Ford Motor Credit Co. 3.339% 2022	5,110	5,214
General Motors Co. 4.20% 2027	7,500	7,610
General Motors Financial Co. 4.00% 2025	7,500	7,609
General Motors Financial Co. 4.30% 2025	3,825	3,952
Hyundai Capital America 2.55% 20204	12,190	12,244
Hyundai Capital Services Inc. 2.625% 20204	2,090	2,092
Lowe’s Companies, Inc. 3.10% 2027	12,500	12,625
McDonald’s Corp. 2.75% 2020	1,850	1,896
McDonald’s Corp. 2.625% 2022	4,365	4,436
Newell Rubbermaid Inc. 3.15% 2021	6,780	6,979
Newell Rubbermaid Inc. 3.85% 2023	5,590	5,922
Newell Rubbermaid Inc. 4.20% 2026	12,635	13,485
RCI Banque 3.50% 20184	5,000	5,047
Thomson Reuters Corp. 1.65% 2017	25,760	25,761
Toyota Motor Credit Corp. 1.45% 2018	725	725
Toyota Motor Credit Corp. 1.55% 2019	20,200	20,147
Toyota Motor Credit Corp. 2.15% 2020	2,000	2,021
Volkswagen International Finance NV 2.125% 20184	10,000	10,028
Walt Disney Co. 2.45% 2022	10,000	10,133
		339,247
Utilities 2.24%
American Electric Power Co., Inc. 1.65% 2017	10,000	10,002
Centerpoint Energy, Inc., 2.50% 2022	4,515	4,545
CMS Energy Corp. 5.05% 2022	17,500	19,424
Consolidated Edison, Inc. 2.00% 2020	11,850	11,896
Consumers Energy Co. 2.85% 2022	7,500	7,730
Dominion Gas Holdings LLC 2.50% 2019	2,975	3,005
Duke Energy Corp. 3.75% 2024	8,200	8,708
Duke Energy Corp. 2.65% 2026	2,724	2,627
Duke Energy Corp. 3.15% 2027	2,500	2,522
E.ON International Finance BV 5.80% 20184	13,000	13,326

Intermediate Bond Fund of America — Page 5 of 17

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Utilities (continued)	Principal?amount (000)	Value (000)
Edison International 2.125% 2020	$18,000	$18,107
Edison International 2.40% 2022	12,625	12,678
Enel Finance International SA 2.875% 20224	14,375	14,518
Enersis Américas SA 4.00% 2026	865	878
Entergy Louisiana, LLC 3.30% 2022	1,275	1,313
Exelon Corp. 2.45% 2021	12,840	12,908
Exelon Corp. 3.497% 2022	2,185	2,267
FirstEnergy Corp. 3.90% 2027	2,330	2,385
FirstEnergy Corp., Series B, 4.25% 2023	13,550	14,396
Iberdrola Finance Ireland 5.00% 20194	5,000	5,290
MidAmerican Energy Holdings Co. 2.00% 2018	14,350	14,407
National Rural Utilities Cooperative Finance Corp. 2.30% 2020	2,025	2,044
National Rural Utilities Cooperative Finance Corp. 2.95% 2024	15,000	15,318
Nevada Power Co., General and Refunding Mortgage Notes, Series S, 6.50% 2018	10,000	10,440
NextEra Energy, Inc. 1.649% 2018	7,500	7,493
Niagara Mohawk Power Corp. 3.508% 20244	6,055	6,357
Pacific Gas and Electric Co. 3.85% 2023	12,220	13,094
Public Service Co. of Colorado 5.80% 2018	2,250	2,334
Public Service Co. of Colorado 2.25% 2022	7,000	7,031
Public Service Enterprise Group Inc. 1.60% 2019	25,355	25,166
Public Service Enterprise Group Inc. 2.00% 2021	8,249	8,132
Puget Energy, Inc. 6.50% 2020	3,000	3,373
Southern California Edison Co., 1.845% 20227	2,941	2,923
State Grid Overseas Investment Ltd. 2.75% 20224	30,000	30,323
Teco Finance, Inc. 5.15% 2020	3,000	3,207
Virginia Electric and Power Co. 2.95% 2022	4,662	4,801
Xcel Energy Inc. 2.60% 2022	13,000	13,196
		338,164
Energy 1.71%
Canadian Natural Resources Ltd. 3.85% 2027	5,000	5,016
Cenovus Energy Inc. 4.25% 20274	8,500	8,221
Chevron Corp. 2.10% 2021	17,500	17,626
Chevron Corp. 2.498% 2022	15,105	15,393
Chevron Corp. 2.954% 2026	7,500	7,591
Enbridge Inc. 2.90% 2022	19,891	20,042
Enbridge Inc. 4.00% 2023	5,660	5,979
Enbridge Inc. 3.50% 2024	495	504
Enbridge Inc. 4.25% 2026	980	1,034
Enbridge Inc. 3.70% 2027	1,850	1,869
Energy Transfer Partners, LP 4.20% 2027	1,090	1,107
Exxon Mobil Corp. 2.222% 2021	15,000	15,197
Halliburton Co. 3.80% 2025	13,010	13,464
Kinder Morgan Energy Partners, LP 3.50% 2021	6,190	6,362
Kinder Morgan, Inc. 3.05% 2019	3,785	3,847
Kinder Morgan, Inc. 3.15% 2023	35,000	35,031
Kinder Morgan, Inc. 4.30% 2025	2,825	2,959
Pemex Project Funding Master Trust 5.75% 2018	9,230	9,411
Petróleos Mexicanos 6.50% 20274	17,295	19,370
Petróleos Mexicanos 6.50% 20274	5,000	5,614
Schlumberger BV 4.00% 20254	6,160	6,531
Shell International Finance BV 2.125% 2020	7,605	7,688
Shell International Finance BV 1.875% 2021	20,000	19,957
Statoil ASA 1.95% 2018	1,595	1,602

Intermediate Bond Fund of America — Page 6 of 17

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Energy (continued)	Principal?amount (000)	Value (000)
Statoil ASA 2.75% 2021	$2,120	$2,177
Total Capital Canada Ltd. 1.45% 2018	20,130	20,133
Williams Partners LP 4.30% 2024	3,750	3,981
		257,706
Consumer staples 1.69%
Altria Group, Inc. 2.625% 2020	4,775	4,862
Altria Group, Inc. 4.75% 2021	4,000	4,375
Anheuser-Busch InBev NV 2.65% 2021	21,000	21,412
Anheuser-Busch InBev NV 3.65% 2026	10,000	10,437
British American Tobacco PLC 2.297% 20204	23,400	23,506
British American Tobacco PLC 2.764% 20224	46,740	47,054
Church & Dwight Co., Inc. 2.45% 2022	4,000	4,015
Coca-Cola Co. 2.20% 2022	2,500	2,527
Costco Wholesale Corp. 2.30% 2022	21,660	21,817
Molson Coors Brewing Co. 1.90% 20194	3,235	3,233
Molson Coors Brewing Co. 2.25% 20204	1,275	1,281
Philip Morris International Inc. 1.875% 2019	2,400	2,408
Philip Morris International Inc. 2.00% 2020	3,915	3,929
Philip Morris International Inc. 2.90% 2021	8,850	9,090
Philip Morris International Inc. 2.375% 2022	29,380	29,416
Philip Morris International Inc. 2.625% 2022	1,140	1,155
Reckitt Benckiser Group PLC 2.375% 20224	20,175	20,200
Reynolds American Inc. 2.30% 2018	2,645	2,656
Reynolds American Inc. 3.25% 2020	7,355	7,583
Reynolds American Inc. 4.00% 2022	960	1,019
Reynolds American Inc. 4.45% 2025	10,940	11,842
The JM Smucker Co. 2.50% 2020	400	405
Unilever Capital Corp. 1.375% 2021	15,000	14,739
Wal-Mart Stores, Inc. 5.80% 2018	740	755
WM. Wrigley Jr. Co 3.375% 20204	5,149	5,332
		255,048
Industrials 1.10%
3M Co. 1.625% 2021	13,800	13,729
Canadian National Railway Co. 5.85% 2017	7,000	7,060
Continental Airlines, Inc., Series 2001-1, Class A1, 6.703% 20227	186	198
ERAC USA Finance Co. 2.70% 20234	7,500	7,439
General Electric Corp. 5.25% 2017	7,500	7,556
Honeywell International Inc. 1.85% 2021	17,500	17,354
Johnson Controls, Inc. 1.40% 2017	5,000	4,990
Lockheed Martin Corp. 2.50% 2020	3,460	3,522
PACCAR Inc. 1.65% 2021	5,000	4,930
Rockwell Collins, Inc. 2.80% 2022	10,000	10,195
Siemens AG 1.30% 20194	40,000	39,680
Siemens AG 2.15% 20204	2,000	2,019
Siemens AG 2.70% 20224	20,000	20,378
Union Pacific Corp. 5.70% 2018	5,900	6,128
United Technologies Corp. 2.80% 2024	20,000	20,203
		165,381

Intermediate Bond Fund of America — Page 7 of 17

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Real estate 1.02%	Principal?amount (000)	Value (000)
American Campus Communities, Inc. 3.35% 2020	$10,000	$10,305
American Campus Communities, Inc. 3.75% 2023	6,580	6,849
American Campus Communities, Inc. 4.125% 2024	8,465	8,967
Developers Diversified Realty Corp. 7.875% 2020	1,500	1,758
Developers Diversified Realty Corp. 3.90% 2024	5,615	5,692
Essex Portfolio L.P. 3.375% 2026	3,015	3,023
Hospitality Properties Trust 6.70% 2018	11,450	11,493
Kimco Realty Corp. 3.20% 2021	11,085	11,399
Kimco Realty Corp. 3.40% 2022	545	564
Kimco Realty Corp. 2.70% 2024	2,655	2,596
Kimco Realty Corp. 3.30% 2025	9,875	9,963
Kimco Realty Corp. 3.80% 2027	5,000	5,132
Scentre Group 3.25% 20254	1,500	1,496
Scentre Group 3.50% 20254	3,000	3,053
Simon Property Group, LP 2.35% 2022	15,000	15,058
WEA Finance LLC 2.70% 20194	8,885	8,979
WEA Finance LLC 3.25% 20204	16,675	17,140
WEA Finance LLC 3.75% 20244	7,790	8,002
Westfield Corp. Ltd. 3.15% 20224	21,945	22,341
		153,810
Telecommunication services 0.93%
AT&T Inc. 2.80% 2021	10,215	10,362
AT&T Inc. 3.20% 2022	6,480	6,633
AT&T Inc. (3-month USD-LIBOR + 0.89%) 2.202% 20233	10,000	9,992
AT&T Inc. 3.40% 2024	30,790	31,125
AT&T Inc. 3.40% 2025	7,500	7,463
AT&T Inc. 3.90% 2027	7,980	8,080
Deutsche Telekom International Finance BV 1.95% 20214	2,406	2,365
Deutsche Telekom International Finance BV 2.82% 20224	21,794	22,058
Verizon Communications Inc. 2.946% 2022	42,217	43,033
		141,111
Information technology 0.67%
Apple Inc. 2.50% 2022	6,495	6,610
Broadcom Ltd. 3.00% 20224	15,650	15,909
Harris Corp. 1.999% 2018	6,800	6,811
Microsoft Corp. 1.10% 2019	9,330	9,261
Microsoft Corp. 1.55% 2021	19,530	19,268
Microsoft Corp. 2.40% 2022	28,420	28,921
Microsoft Corp. 2.40% 2026	2,700	2,631
Oracle Corp. 1.90% 2021	12,500	12,476
		101,887
Materials 0.05%
Georgia-Pacific Corp. 2.539% 20194	2,500	2,530
Sherwin-Williams Co. 2.75% 2022	5,610	5,657
		8,187
Total corporate bonds & notes		3,188,496

Intermediate Bond Fund of America — Page 8 of 17

Bonds, notes & other debt instruments Mortgage-backed obligations 12.06% Federal agency mortgage-backed obligations 10.92%	Principal?amount (000)	Value (000)
Fannie Mae 9.049% 20267	$23	$25
Fannie Mae 3.00% 20327	94,921	98,093
Fannie Mae 3.00% 20327	79,431	82,085
Fannie Mae 3.00% 20327,8	19,050	19,671
Fannie Mae 3.00% 20327	15,473	15,990
Fannie Mae 3.50% 20347	532	560
Fannie Mae 6.50% 20347	585	675
Fannie Mae 4.00% 20367	11,374	12,142
Fannie Mae 4.00% 20367	6,990	7,463
Fannie Mae 4.00% 20367	2,743	2,928
Fannie Mae 4.00% 20367	1,944	2,075
Fannie Mae 4.00% 20367	189	202
Fannie Mae 3.50% 20377	75,701	79,220
Fannie Mae 7.00% 20377	115	130
Fannie Mae 6.50% 20397	543	626
Fannie Mae 5.50% 20407	678	751
Fannie Mae 5.50% 20407	471	524
Fannie Mae 3.50% 20467	68,573	71,333
Fannie Mae 4.50% 20467	2,396	2,579
Fannie Mae 3.50% 20477,8	45,000	46,627
Fannie Mae 3.50% 20477,8	6,600	6,827
Fannie Mae 4.00% 20477	39,388	41,635
Fannie Mae 4.50% 20477	39,835	42,919
Fannie Mae 4.50% 20477	23,289	25,063
Fannie Mae, Series 2001-4, Class GA, 9.295% 20253,7	37	40
Fannie Mae, Series 2001-4, Class NA, 9.458% 20253,7	13	14
Fannie Mae, Series 2017-M7, Class A2, multifamily 2.961% 20273,7	4,625	4,745
Fannie Mae, Series 2002-W7, Class A5, 7.50% 20297	249	298
Fannie Mae, Series 2001-20, Class D, 11.002% 20313,7	1	1
Fannie Mae, Series 2006-96, Class MO, principal only, 0% 20367	746	696
Fannie Mae, Series 2006-123, Class BO, principal only, 0% 20377	1,952	1,760
Fannie Mae, Series 2007-114, Class A7, (1-month USD-LIBOR + 0.20%) 1.434% 20373,7	10,336	10,303
Fannie Mae, Series 2001-T10, Class A1, 7.00% 20417	95	113
Fannie Mae, Series 2002-W3, Class A5, 7.50% 20417	370	439
Freddie Mac 3.50% 20327,8	20,000	20,896
Freddie Mac 4.00% 20367	79,878	85,460
Freddie Mac 4.00% 20367	4,202	4,488
Freddie Mac 4.00% 20367	1,471	1,571
Freddie Mac 3.50% 20377	28,514	29,845
Freddie Mac 3.50% 20377	12,559	13,145
Freddie Mac 6.00% 20377	692	787
Freddie Mac 6.00% 20377	126	142
Freddie Mac 5.00% 20417	416	455
Freddie Mac 3.50% 20467	19,252	20,029
Freddie Mac 3.50% 20467	2,492	2,593
Freddie Mac 4.50% 20467	1,789	1,930
Freddie Mac 4.50% 20467	770	828
Freddie Mac 4.50% 20467	475	511
Freddie Mac 4.00% 20477,8	113,299	119,552
Freddie Mac 4.00% 20477,8	75,000	79,260
Freddie Mac 4.00% 20477	35,661	37,712
Freddie Mac 4.00% 20477	19,936	21,082
Freddie Mac 4.50% 20477	114,324	122,877
Freddie Mac 4.50% 20477	10,527	11,314

Intermediate Bond Fund of America — Page 9 of 17

Bonds, notes & other debt instruments Mortgage-backed obligations (continued) Federal agency mortgage-backed obligations (continued)	Principal?amount (000)	Value (000)
Freddie Mac 4.50% 20477	$8,398	$9,026
Freddie Mac Pool #760014 2.972% 20453,7	14,859	15,348
Freddie Mac, Series 1567, Class A, (1-month USD-LIBOR + 0.40%) 1.627% 20233,7	11	11
Freddie Mac, Series 2626, Class NG, 3.50% 20237	6	6
Freddie Mac, Series K050, Class A2, multifamily 3.334% 20253,7	53,000	56,372
Freddie Mac, Series K055, Class A2, multifamily 2.673% 20267	7,000	7,098
Freddie Mac, Series K054, Class A2, multifamily 2.745% 20267	5,100	5,197
Freddie Mac, Series K062, Class A2, multifamily, 3.413% 20267	39,010	41,652
Freddie Mac, Series K066, Class A2, multifamily 3.117% 20277	10,305	10,764
Freddie Mac, Series K064, Class A2, multifamily 3.224% 20277	9,705	10,214
Freddie Mac, Series T-041, Class 3A, 5.703% 20323,7	231	253
Freddie Mac, Series 3171, Class MO, principal only, 0% 20367	1,729	1,615
Freddie Mac, Series 3213, Class OG, principal only, 0% 20367	928	859
Freddie Mac, Series 3292, Class BO, principal only, 0% 20377	195	173
Freddie Mac, Series K726, Class A2, multifamily 2.905% 20497	31,580	32,758
Freddie Mac, Series K063, Class A2, multifamily 3.43% 20507	10,040	10,733
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-1, Class HA, 2.00% 20567	19,257	19,616
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class HA, 2.00% 20567	16,734	16,920
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class MA, 3.00% 20567	15,280	15,655
Government National Mortgage Assn. 4.50% 20427	36	39
Government National Mortgage Assn. 4.50% 20447	2,952	3,146
Government National Mortgage Assn. 4.50% 20457	71,245	75,950
Government National Mortgage Assn. 4.50% 20457	23,433	24,981
Government National Mortgage Assn. 4.50% 20457	12,851	13,717
Government National Mortgage Assn. 4.50% 20457	8,080	8,613
Government National Mortgage Assn. 4.50% 20457	5,402	5,759
Government National Mortgage Assn. 4.50% 20457	3,427	3,653
Government National Mortgage Assn. 4.50% 20457	3,320	3,540
Government National Mortgage Assn. 4.50% 20457	2,483	2,647
Government National Mortgage Assn. 4.50% 20457	514	548
Government National Mortgage Assn. 3.00% 20477	7,800	7,969
Government National Mortgage Assn. 3.00% 20477	7,000	7,152
Government National Mortgage Assn. 4.00% 20477	30,476	32,307
Government National Mortgage Assn. 4.00% 20477	13,330	14,125
Government National Mortgage Assn. 4.00% 20477	8,983	9,515
Government National Mortgage Assn. 4.00% 20477	8,185	8,664
Government National Mortgage Assn. 4.50% 20477	7,146	7,630
Government National Mortgage Assn. 4.50% 20477	6,980	7,446
Government National Mortgage Assn. 4.50% 20477	2,593	2,768
		1,647,468
Collateralized mortgage-backed (privately originated) 1.11%
Connecticut Avenue Securities, Series 2014-C02, Class 1M1, (1-month USD-LIBOR + 0.95%) 2.184% 20243,7	182	182
Connecticut Avenue Securities, Series 2014-C03, Class 2M1, (1-month USD-LIBOR + 1.20%) 2.434% 20243,7	106	107
Connecticut Avenue Securities, Series 2014-C03, Class 1M1, (1-month USD-LIBOR + 1.20%) 2.434% 20243,7	73	73
Connecticut Avenue Securities, Series 2015-C04, Class 2M1, (1-month USD-LIBOR + 1.70%) 2.934% 20283,7	184	184
CS First Boston Mortgage Securities Corp., Series 2002-30, Class IA1, 7.50% 20327	146	162
CS First Boston Mortgage Securities Corp., Series 2002-34, Class IA1, 7.50% 20327	146	161
CS First Boston Mortgage Securities Corp., Series 2003-21, Class VA1, 6.50% 20337	225	242
CS First Boston Mortgage Securities Corp., Series 2003-29, Class VA1, 7.00% 20337	522	565
Freddie Mac, Series 2015-DN1, Class M2, (1-month USD-LIBOR + 2.40%) 3.634% 20253,7	2,157	2,163
Mill City Mortgage Trust, Series 2017-1, Class A1, 2.75% 20583,4,7	3,660	3,710
Mortgage Repurchase Agreement Financing Trust, Series 2017-1, Class A1, (1-month USD-LIBOR + 0.85%) 2.081% 20193,4,7	20,240	20,246

Intermediate Bond Fund of America — Page 10 of 17

Bonds, notes & other debt instruments Mortgage-backed obligations (continued) Collateralized mortgage-backed (privately originated) (continued)	Principal?amount (000)	Value (000)
Mortgage Repurchase Agreement Financing Trust, Series 2016-5, Class A1, (1-month USD-LIBOR + 1.17%) 2.401% 20193,4,7	$40,000	$40,036
Nationstar HECM Loan Trust, Series 2016-3A, Class A, 2.013% 20264,5,7	3,160	3,192
Nationstar HECM Loan Trust, Series 2016-2A, Class A, 2.2394% 20263,4,5,7	1,738	1,749
Nationstar HECM Loan Trust, Series 2017-1A, Class A, 1.968% 20274,5,7	6,223	6,222
PMT Loan Trust, Series 2013-J1, Class A6, 3.50% 20433,4,7	566	570
Station Place Securitization Trust, Series 2017-1, Class A, (1-month USD-LIBOR + 0.90%) 2.134% 20493,4,7	3,568	3,568
Towd Point Mortgage Trust, Series 2016-4, Class A1, 2.25% 20563,4,7	7,664	7,674
Towd Point Mortgage Trust, Series 2016-3, Class A1, 2.25% 20563,4,7	3,761	3,769
Towd Point Mortgage Trust, Series 2017-1, Class A1, 2.75% 20563,4,7	31,088	31,548
Towd Point Mortgage Trust, Series 2017-4, Class A1, 2.75% 20573,4,7	41,260	41,783
		167,906
Commercial mortgage-backed securities 0.03%
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP7, Class AM, 6.138% 20453,7	66	66
LB-UBS Commercial Mortgage Trust, Series 2007-C7, Class AM, 6.427% 20453,7	4,500	4,515
		4,581
Total mortgage-backed obligations		1,819,955
Asset-backed obligations 5.58%
Aesop Funding II LLC, Series 2013-1A, Class A, 1.92% 20194,7	8,360	8,361
Aesop Funding LLC, Series 2012-3A, Class A, 2.10% 20194,7	10,000	10,011
Aesop Funding LLC, Series 2013-2A, Class A, 2.97% 20204,7	8,935	9,038
Aesop Funding LLC, Series 2014-2A, Class A, 2.50% 20214,7	10,000	10,056
Aesop Funding LLC, Series 2015-2A, Class A, 2.63% 20214,7	9,180	9,223
Aesop Funding LLC, Series 2016-1A, Class A, 2.99% 20224,7	8,020	8,125
American Express Credit Account Master Trust, Series 2014-4, Class A, 1.43% 20207	4,370	4,371
AmeriCredit Automobile Receivables Trust, Series 2015-1, Class A3, 1.26% 20197	694	694
AmeriCredit Automobile Receivables Trust, Series 2014-4, Class A3, 1.27% 20197	141	141
AmeriCredit Automobile Receivables Trust, Series 2015-2, Class B, 1.82% 20207	8,850	8,859
AmeriCredit Automobile Receivables Trust, Series 2014-3, Class C, 2.58% 20207	1,240	1,250
AmeriCredit Automobile Receivables Trust, Series 2015-3, Class C, 2.73% 20217	1,000	1,012
Angel Oak Capital Advisors, LLC, Series 2013-9A, Class A1R, CLO, (3-month USD-LIBOR + 1.01%) 2.317% 20253,4,7	11,925	11,930
Avant Loans Funding Trust, Series 2016-C, Class B, 4.92% 20204,7	6,017	6,093
Avant Loans Funding Trust, Series 2017-A, Class A, 2.41% 20214,7	11,731	11,738
Bank of the West Auto Trust, Series 2014-1, Class A3, 1.09% 20194,7	99	99
BlueMountain CLO Ltd., Series 2014-2A, Class AR, (3-month USD LIBOR + 0.93%) 2.237% 20263,4,7	22,580	22,587
BlueMountain CLO Ltd., Series 2013-4A, Class AR, (3-month USD-LIBOR + 1.01%) 2.314% 20253,4,7	22,330	22,330
California Republic Auto Receivables Trust, Series 2015-1, Class A4, 1.82% 20207	9,602	9,615
Capital One Multi-asset Execution Trust, Series 2014-A5, Class A, 1.48% 20207	4,890	4,890
CarMaxAuto Owner Trust, Series 2014-3, Class A3, 1.16% 20197	3,284	3,282
CarMaxAuto Owner Trust, Series 2014-4, Class A3, 1.25% 20197	1,478	1,477
Chase Issuance Trust, Series 2015-A2, Class A, 1.59% 20207	12,000	12,011
Chrysler Capital Auto Receivables Trust, Series 2014-BA, Class A4, 1.76% 20194,7	1,091	1,091
Chrysler Capital Auto Receivables Trust, Series 2015-BA, Class A3, 1.91% 20204,7	8,478	8,503
Chrysler Capital Auto Receivables Trust, Series 2015-AA, Class B, 2.07% 20214,7	2,000	2,007
CIFC Funding Ltd., Series 2012-2A, Class A1R, CLO, (3-month USD-LIBOR + 1.35%) 2.568% 20243,4,7	7,810	7,825
CIFC Funding Ltd., Series 2014-3A, Class AR, (3-month USD-LIBOR + 0.95%) 2.263% 20263,4,7	9,945	9,945
Citi Held For Issuance, Series 2016-PM1, Class A, 4.65% 20254,7	1,597	1,610
Citibank Credit Card Issuance Trust, Series 2017-A2, Class A2, 1.74% 20217	9,000	9,027
CLI Funding V LLC, Series 2013-1A, Class Note, 2.83% 20284,7	3,880	3,850
CLI Funding V LLC, Series 2013-2A, Class Note, 3.22% 20284,7	1,071	1,066

Intermediate Bond Fund of America — Page 11 of 17

Bonds, notes & other debt instruments Asset-backed obligations (continued)	Principal?amount (000)	Value (000)
Consumer Loan Underlying Bond Credit, Series 2017-NP1, Class A, 2.39% 20234,7	$8,359	$8,365
CPS Auto Receivables Trust, Series 2016-B, Class A, 2.07% 20194,7	3,434	3,442
CPS Auto Receivables Trust, Series 2017-B, Class A, 1.75% 20204,7	13,105	13,103
Discover Card Execution Note Trust, Series 2014-A4, Class A4, 2.12% 20217	9,315	9,404
Drive Auto Receivables Trust, Series 2017-BA, Class A2, 1.59% 20184,7	17,307	17,328
Drive Auto Receivables Trust, Series 2017-2, Class A2A, 1.63% 20197	3,525	3,526
Drive Auto Receivables Trust, Series 2017-1, Class A2A, 1.67% 20197	2,215	2,216
Drive Auto Receivables Trust, Series 2017-BA, Class A3, 1.74% 20194,7	10,000	10,004
Drive Auto Receivables Trust, Series 2017-AA, Class A3, 1.77% 20204,7	7,750	7,754
Drive Auto Receivables Trust, Series 2017-2, Class A3, 1.82% 20207	7,965	7,974
Drive Auto Receivables Trust, Series 2017-1, Class A3, 1.86% 20207	20,000	20,012
Drive Auto Receivables Trust, Series 2017-BA, Class B, 2.20% 20204,7	8,200	8,232
Drive Auto Receivables Trust, Series 2017-AA, Class B, 2.51% 20214,7	6,955	6,989
Drive Auto Receivables Trust, Series 2015-BA, Class C, 2.76% 20214,7	1,026	1,031
Drive Auto Receivables Trust, Series 2015-CA, Class C, 3.01% 20214,7	699	703
Drive Auto Receivables Trust, Series 2016-CA, Class C, 3.02% 20214,7	8,560	8,648
Drive Auto Receivables Trust, Series 2015-AA, Class C, 3.06% 20214,7	580	584
Drivetime Auto Owner Trust, Series 2017-1A, Class A, 1.56% 20204,7	3,064	3,062
Drivetime Auto Owner Trust, Series 2017-2A, Class A, 1.72% 20204,7	3,313	3,314
Drivetime Auto Owner Trust, Series 2017-3A, Class A, 1.73% 20204,7	2,930	2,930
Drivetime Auto Owner Trust, Series 2016-4A, Class B, 2.02% 20204,7	5,979	5,979
Drivetime Auto Owner Trust, Series 2017-1A, Class B, 2.26% 20214,7	8,450	8,455
Drivetime Auto Owner Trust, Series 2017-3A, Class B, 2.4% 20214,7	19,760	19,794
Drivetime Auto Owner Trust, Series 2014-1A, Class D, 3.98% 20214,7	4,201	4,217
Drivetime Auto Owner Trust, Series 2017-1A, Class C, 2.70% 20224,7	5,577	5,604
Dryden Senior Loan Fund, Series 2012-24RA, Class AR, CLO, (3-month USD-LIBOR + 1.29%) 2.605% 20233,4,7	5,091	5,101
Emerson Park CLO Ltd, Series 2013-1A, Class A1AR, CLO, (3-month USD-LIBOR + 0.98%) 2.284% 20253,4,7	20,870	20,870
Enterprise Fleet Financing LLC, Series 2014-2, Class A2, 1.05% 20204,7	211	211
Enterprise Fleet Financing LLC, Series 2015-1, Class A2, 1.30% 20204,7	1,514	1,513
Enterprise Fleet Financing LLC, Series 2017-1, Class A2, 2.13% 20224,7	5,075	5,103
Exeter Automobile Receivables Trust, Series 2015-1A, Class B, 2.84% 20204,7	14,642	14,686
Exeter Automobile Receivables Trust, Series 2014-3A, Class C, 4.17% 20204,7	4,000	4,076
Fifth Third Auto Trust, Series 2014-3, Class A3, 0.96% 20197	332	332
Finn Square CLO Ltd., Series 2012-1A, Class A1R, CLO, (3-month USD-LIBOR + 1.21%) 2.367% 20233,4,7	4,290	4,299
First Investors Auto Owner Trust, Series 2014-2A, Class B, 2.20% 20204,7	4,500	4,512
First Investors Auto Owner Trust, Series 2014-1A, Class B, 2.26% 20204,7	2,300	2,303
First Investors Auto Owner Trust, Series 2014-2A, Class C, 2.70% 20204,7	9,630	9,678
First Investors Auto Owner Trust, Series 2014-1A, Class C, 2.74% 20204,7	6,250	6,282
First Investors Auto Owner Trust, Series 2017-1A, Class A1, 1.69% 20214,7	3,230	3,227
First Investors Auto Owner Trust, Series 2017-2, Class A1, 1.86% 20214,7	15,503	15,509
Ford Credit Floorplan Master Owner Trust, Series 2016-3, Class A1, 1.55% 20217	10,000	9,975
Hertz Fleet Lease Funding LP, Series 2014-1A, (1-month USD-LIBOR + 0.40%) 1.631% 20283,4,7	446	446
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2013-1A, Class A2, 1.83% 20194,7	16,000	15,966
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2015-1, Class A, 2.73% 20214,7	4,270	4,271
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2016-2A, Class A, 2.95% 20224,7	5,000	4,998
Honda Auto Receivables Owner Trust, Series 2014-3, Class A3, 0.88% 20187	201	201
Honda Auto Receivables Owner Trust, Series 2014-4, Class A3, 0.99% 20187	568	568
Lehman ABS Manufactured Housing Contract Trust, Series 2001-B, Class A3, 4.35% 20407	795	806
Mercedes-Benz Auto Receivables Trust, Series 2014-1, Class A3, 0.87% 20187	1,236	1,236
Onemain Financial Issuance Trust, Series 2015-2-A, Class A, 2.57% 20254,7	7,287	7,303
Option One Mortgage Loan Trust, Series 2007-FXD2, Class IIA6, 5.68% 20373,7	877	818
Option One Mortgage Loan Trust, Series 2007-FXD2, Class II-A3, 5.715% 20373,7	2,299	2,143
Palmer Square Ltd., Series 2013-1, Class A1R, (3-month USD-LIBOR + 0.97%) 2.279% 20253,4,7	3,517	3,524
Santander Drive Auto Receivables Trust, Series 2016-3, Class A2, 1.34% 20197	2,129	2,128
Santander Drive Auto Receivables Trust, Series 2013-3, Class C, 1.81% 20197	1,047	1,047

Intermediate Bond Fund of America — Page 12 of 17

Bonds, notes & other debt instruments Asset-backed obligations (continued)	Principal?amount (000)	Value (000)
Santander Drive Auto Receivables Trust, Series 2015-1, Class B, 1.97% 20197	$332	$332
Santander Drive Auto Receivables Trust, Series 2013-5, Class C, 2.25% 20197	2,893	2,897
Santander Drive Auto Receivables Trust, Series 2014-2, Class C, 2.33% 20197	9,925	9,951
Santander Drive Auto Receivables Trust, Series 2013-A, Class C, 3.12% 20194,7	166	166
Santander Drive Auto Receivables Trust, Series 2015-2, Class B, 1.83% 20207	3,018	3,019
Santander Drive Auto Receivables Trust, Series 2015-3, Class B, 2.07% 20207	3,314	3,318
Santander Drive Auto Receivables Trust, Series 2014-3, Class C, 2.13% 20207	4,703	4,710
Santander Drive Auto Receivables Trust, Series 2015-4, Class B, 2.26% 20207	5,597	5,610
Santander Drive Auto Receivables Trust, Series 2014-1, Class C, 2.36% 20207	4,863	4,872
Santander Drive Auto Receivables Trust, Series 2014-5, Class C, 2.46% 20207	6,836	6,866
Santander Drive Auto Receivables Trust, Series 2016-1, Class B, 2.47% 20207	11,350	11,414
Santander Drive Auto Receivables Trust, Series 2014-4, Class C, 2.60% 20207	13,700	13,758
Santander Drive Auto Receivables Trust, Series 2014-3, Class D, 2.65% 20207	1,000	1,009
Santander Drive Auto Receivables Trust, Series 2013-4, Class C, 3.25% 20207	2,049	2,051
Santander Drive Auto Receivables Trust, Series 2016-2, Class B, 2.08% 20217	1,775	1,781
Santander Drive Auto Receivables Trust, Series 2017-1, Class B, 2.10% 20217	7,000	7,017
Santander Drive Auto Receivables Trust, Series 2015-2, Class C, 2.44% 20217	17,030	17,137
Santander Drive Auto Receivables Trust, Series 2016-2, Class C, 2.66% 20217	1,290	1,302
Santander Drive Auto Receivables Trust, Series 2015-3, Class C, 2.74% 20217	12,706	12,819
Santander Drive Auto Receivables Trust, Series 2014-5, Class D, 3.21% 20217	1,000	1,017
Santander Drive Auto Receivables Trust, Series 2016-3, Class C, 2.46% 20227	2,500	2,514
Santander Drive Auto Receivables Trust, Series 2016-1, Class C, 3.09% 20227	17,506	17,758
SLM Private Credit Student Loan Trust, Series 2008-3, Class A3, (3-month USD-LIBOR + 1.00%) 2.314% 20213,7	195	196
SLM Private Credit Student Loan Trust, Series 2008-2, Class A3, (3-month USD-LIBOR + 0.75%) 2.064% 20233,7	4,849	4,845
SLM Private Credit Student Loan Trust, Series 2008-7, Class A4, (3-month USD-LIBOR + 0.90%) 2.214% 20233,7	6,000	6,029
SLM Private Credit Student Loan Trust, Series 2008-6, Class A4, (3-month USD-LIBOR + 1.10%) 2.414% 20233,7	5,000	5,051
SLM Private Credit Student Loan Trust, Series 2008-9, Class A, (3-month USD-LIBOR + 1.50%) 2.814% 20233,7	6,381	6,540
Sound Point CLO Ltd, Series 2013-2A, Class A1R, CLO, (3-month USD LIBOR + 0.99%) 2.294% 20253,4,7	16,439	16,440
Symphony CLO Ltd, Series 2013-12A, Class AR, CLO, (3-month USD-LIBOR + 1.03%) 2.334% 20253,4,7	30,000	30,001
Verizon Owner Trust, Series 2016-2A, Class A, 1.68% 20214,7	10,000	10,000
Verizon Owner Trust, Series 2017-1A, Class A, 2.06% 20214,7	10,000	10,068
Volkswagen Auto Loan Enhanced Trust, Series 2014-2, Class A3, 0.95% 20197	953	952
Voya CLO Ltd., Series 2014-4A, Class A1R, (3-month USD-LIBOR + 0.95%) 2.254% 20263,4,7	21,805	21,805
Westlake Automobile Receivables Trust, Series 2017-2A, Class A2A, 1.80% 20204,7	22,950	22,956
Westlake Automobile Receivables Trust, Series 2015-1-A, Class C, 2.29% 20204,7	357	357
Wheels SPV 2 LLC, Series 2016-1A, Class A2, 1.59% 20254,7	2,563	2,561
World Financial Network Credit Card Master Note Trust, Series 2013-A, Class A, 1.61% 20217	5,929	5,931
World Financial Network Credit Card Master Note Trust, Series 2016-B, Class A, 1.44% 20227	7,300	7,291
World Omni Auto Receivables Trust, Series 2014-B, Class A3, 1.14% 20207	1,001	1,000
		841,260
Bonds & notes of governments & government agencies outside the U.S. 4.72%
Bank Nederlandse Gemeenten NV 1.00% 20184	36,000	35,823
Bank Nederlandse Gemeenten NV 2.375% 20224	10,000	10,183
Belgium (Kingdom of) 1.125% 20194	30,900	30,652
Caisse d’Amortissement de la Dette Sociale 3.375% 20244	9,090	9,731
Council of Europe Development Bank 1.00% 2019	40,000	39,737
European Bank for Reconstruction & Development 1.125% 2020	30,000	29,561
European Investment Bank 1.25% 2019	21,430	21,290
European Investment Bank 1.375% 2021	26,667	26,224
European Investment Bank 2.25% 2022	15,020	15,264

Intermediate Bond Fund of America — Page 13 of 17

Bonds, notes & other debt instruments Bonds & notes of governments & government agencies outside the U.S. (continued)	Principal?amount (000)	Value (000)
Indonesia (Republic of) 4.125% 20254	$3,000	$3,163
Inter-American Development Bank 1.25% 2021	40,000	39,256
International Bank for Reconstruction and Development 1.125% 2019	18,000	17,845
International Bank for Reconstruction and Development 1.375% 2021	40,000	39,437
International Bank for Reconstruction and Development 1.625% 2021	19,500	19,472
Japan Bank for International Cooperation (3-month USD-LIBOR + 0.48%) 1.682% 20203	16,552	16,621
Japan Bank for International Cooperation 2.125% 2020	32,200	32,414
Japan Bank for International Cooperation 2.125% 2020	25,000	25,165
Japan Finance Organization for Municipalities 2.625% 20224	13,000	13,144
KfW 1.00% 2018	38,000	37,844
KfW 2.125% 2022	16,655	16,873
Landwirtschaftliche Rentenbank 2.00% 2021	28,040	28,262
Lithuania (Republic of) 7.375% 2020	15,000	16,882
Oesterreichische Kontrollbank AG 1.75% 2020	17,435	17,484
Poland (Republic of) 6.375% 2019	2,825	3,072
Poland (Republic of) 3.00% 2023	10,000	10,310
Quebec (Province of) 2.375% 2022	18,999	19,292
Saudi Arabia (Kingdom of) 2.894% 20224	25,000	25,237
Spain (Kingdom of) 4.00% 20184	20,000	20,221
Spain (Kingdom of) 4.00% 2018	20,000	20,221
Sweden (Kingdom of) 1.25% 20214	40,000	39,289
Swedish Export Credit Corp. 1.75% 2020	11,000	11,047
United Mexican States 4.15% 2027	19,762	20,926
		711,942
Federal agency bonds & notes 1.09%
Fannie Mae 1.875% 2018	25,110	25,274
Fannie Mae 1.25% 2021	15,300	15,090
Fannie Mae 2.125% 2026	24,820	24,654
Federal Home Loan Bank 1.75% 2018	89,000	89,440
Freddie Mac 0.75% 2018	10,000	9,987
		164,445
Municipals 0.24% Illinois 0.10%
G.O. Bonds, Pension Funding Series 2003, 5.10% 20337	15,000	15,086
New Jersey 0.05%
Transportation Trust Fund Auth., Transportation System Rev. Ref. Bonds, Series 2013-B, 1.758% 2018	7,500	7,504
Florida 0.05%
State Board of Administration Fin. Corp., Rev. Bonds, Series 2016-A, 2.638% 2021	7,175	7,284
Washington 0.04%
Energy Northwest, Columbia Generating Station Electric Rev. Bonds, Series 2012-E, 2.197% 2019	5,500	5,551
		35,425
Total bonds, notes & other debt instruments (cost: $14,544,572,000)		14,638,909

Intermediate Bond Fund of America — Page 14 of 17

Preferred securities 0.02% Financials 0.02%	Shares	Value (000)
CoBank, ACB, Class E, noncumulative4	4,000	$2,491
Total preferred securities (cost: $3,985,000)		2,491
Short-term securities 4.32%	Principal?amount (000)
Chariot Funding, LLC 1.20% due 9/15/20174	$30,000	29,985
Coca-Cola Co. 1.14% due 9/11/20174	50,000	49,983
Eli Lilly and Co. 1.11% due 10/6/20174	50,000	49,945
Federal Home Loan Bank 1.00%–1.13% due 9/1/2017–2/28/2018	360,500	359,905
General Electric Co. 1.08% due 9/1/2017	62,350	62,348
PepsiCo Inc. 1.10% due 10/3/20174	50,000	49,948
Wal-Mart Stores, Inc. 1.11% due 10/4/20174	50,000	49,948
Total short-term securities (cost: $652,031,000)		652,062
Total investment securities 101.37% (cost: $15,200,588,000)		15,293,462
Other assets less liabilities (1.37)%		(206,811)
Net assets 100.00%		$15,086,651

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount9 (000)	Value at 8/31/201710 (000)	Unrealized (depreciation) appreciation at 8/31/2017 (000)
10 Year U.S. Treasury Note Futures	Long	299	December 2017	$29,900	$37,968	$(9)
20 Year U.S. Treasury Bond Futures	Short	40	December 2017	(4,000)	(6,244)	(33)
30 Year Ultra U.S. Treasury Bond Futures	Short	45	December 2017	(4,500)	(7,608)	(42)
5 Year U.S. Treasury Note Futures	Long	35,077	January 2018	3,507,700	4,156,625	6,421
2 Year U.S. Treasury Note Futures	Short	353	January 2018	(70,600)	(76,358)	(13)
90 Day Euro Dollar Futures	Short	4,300	March 2018	(1,075,000)	(1,059,305)	(392)
						$5,932

Swap contracts

Interest rate swaps

Receive	Pay	Expiration date	Notional (000)	Value at 8/31/2017 (000)	Upfront payments/ receipts (000)	Unrealized (depreciation) appreciation at 8/31/2017 (000)
U.S. EFFR	1.2165%	11/1/2017	$16,800,000	$(1,176)	$—	$(1,176)
U.S. EFFR	1.26375%	1/31/2018	4,230,000	(212)	—	(212)
1.4213%	3-month USD-LIBOR	4/21/2020	50,000	(215)	—	(215)
3-month USD-LIBOR	1.9235%	7/31/2022	40,000	(320)	—	(320)
3-month USD-LIBOR	2.683%	8/4/2024	26,000	(1,338)	—	(1,338)
3-month USD-LIBOR	2.1565%	11/17/2025	200,000	(2,756)	—	(2,756)
3-month USD-LIBOR	1.584%	10/25/2026	115,000	4,321	—	4,321
3-month USD-LIBOR	1.582%	10/25/2026	75,000	2,831	—	2,831
3-month USD-LIBOR	1.7667%	11/14/2026	35,000	786	—	786
3-month USD-LIBOR	2.258%	12/5/2026	75,000	(1,453)	—	(1,453)
3-month USD-LIBOR	2.4705%	12/19/2026	80,000	(3,009)	—	(3,009)
3-month USD-LIBOR	2.331%	1/26/2027	50,000	(1,268)	—	(1,268)

Intermediate Bond Fund of America — Page 15 of 17

Receive	Pay	Expiration date	Notional (000)	Value at 8/31/2017 (000)	Upfront payments/ receipts (000)	Unrealized (depreciation) appreciation at 8/31/2017 (000)
3-month USD-LIBOR	2.4605%	1/30/2027	$75,000	$(2,752)	$—	$(2,752)
3-month USD-LIBOR	2.3885%	2/6/2027	50,000	(1,512)	—	(1,512)
3-month USD-LIBOR	2.4655%	3/7/2027	75,000	(2,781)	—	(2,781)
3-month USD-LIBOR	2.172%	8/16/2027	20,000	(194)	—	(194)
3-month USD-LIBOR	2.5595%	5/11/2037	35,000	(1,355)	—	(1,355)
3-month USD-LIBOR	2.482%	7/3/2037	35,000	(904)	—	(904)
3-month USD-LIBOR	3.34%	6/27/2044	70,000	(14,154)	—	(14,154)
3-month USD-LIBOR	3.206%	7/31/2044	28,000	(4,897)	—	(4,897)
3-month USD-LIBOR	3.238%	8/8/2044	30,000	(5,440)	—	(5,440)
3-month USD-LIBOR	2.7045%	1/2/2045	41,000	(2,872)	—	(2,872)
3-month USD-LIBOR	2.454%	1/15/2045	24,000	(408)	—	(408)
3-month USD-LIBOR	2.525%	10/20/2045	40,000	(1,291)	—	(1,291)
3-month USD-LIBOR	2.516%	10/20/2045	60,000	(1,820)	—	(1,820)
3-month USD-LIBOR	2.5315%	10/26/2045	32,000	(1,078)	—	(1,078)
3-month USD-LIBOR	2.58245%	11/5/2045	120,000	(5,360)	—	(5,360)
3-month USD-LIBOR	2.57067%	11/9/2045	13,200	(556)	—	(556)
3-month USD-LIBOR	2.6485%	11/16/2045	13,050	(770)	—	(770)
3-month USD-LIBOR	2.52822%	11/23/2045	17,800	(587)	—	(587)
3-month USD-LIBOR	2.4835%	12/3/2045	15,000	(349)	—	(349)
3-month USD-LIBOR	2.59125%	12/16/2045	36,000	(1,681)	—	(1,681)
3-month USD-LIBOR	2.4095%	1/14/2046	40,000	(287)	—	(287)
3-month USD-LIBOR	2.342%	1/29/2046	90,000	653	—	653
3-month USD-LIBOR	2.033%	6/24/2046	32,500	2,462	—	2,462
3-month USD-LIBOR	2.7265%	12/22/2046	100,000	(7,755)	—	(7,755)
3-month USD-LIBOR	2.5105%	8/4/2047	8,000	(237)	—	(237)
					$—	$(59,734)

Intermediate Bond Fund of America — Page 16 of 17

Credit default swaps

Centrally cleared credit default swaps on credit indices — buy protection

Receive	Pay/ Payment frequency	Expiration date	Notional (000)	Value at 8/31/2017 (000)	Upfront payments (000)	Unrealized depreciation at 8/31/2017 (000)
CDX.NA.IG.28	1.00%/Quarterly	6/20/2022	$1,000,000	$(19,310)	$(15,310)	$(4,000)

1	A portion of this security was pledged as collateral. The total value of pledged collateral was $211,316,000, which represented 1.40% of the net assets of the fund.
2	Index-linked bond whose principal amount moves with a government price index.
3	Coupon rate may change periodically.
4	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $2,070,486,000, which represented 13.72% of the net assets of the fund.
5	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $18,384,000, which represented .12% of the net assets of the fund.
6	Value determined using significant unobservable inputs.
7	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
8	Purchased on a TBA basis.
9	Notional amount is calculated based on the number of contracts and notional contract size.
10	Value is calculated based on the notional amount and current market price.

Key to abbreviations and symbol
Auth. = Authority
CLO = Collateralized Loan Obligations
EFFR = Federal Funds Effective Rate
Fin. = Finance
G.O. = General Obligation
LIBOR = London Interbank Offered Rate
Ref. = Refunding
Rev. = Revenue
TBA = To-be-announced
USD/$ = U.S. dollars

Additional financial disclosures are included in the fund’s current shareholder report and should be read in conjunction with this report.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com. Fund shares offered through American Funds Distributors, Inc.

MFGEFPX-023-1017O-S60720	Intermediate Bond Fund of America — Page 17 of 17

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Intermediate Bond Fund of America:

We have audited the accompanying statement of assets and liabilities of Intermediate Bond Fund of America (the “Fund”), including the summary investment portfolio, as of August 31, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended (collectively, the “financial statements”), the financial highlights for each of the periods presented (the financial statements and financial highlights are included in Item 1 of this Form N-CSR), and the investment portfolio as of Augustt 31, 2017 (included in Item 6 of this Form N-CSR). These financial statements, financial highlights, and investment portfolio are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements, financial highlights, and investment portfolio based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements, financial highlights, and investment portfolio are free of material misstatement. Our audit included consideration of internal control over financial reporting as it relates to the schedule as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting as it relates to the schedule. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and investment portfolio, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2017, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements, financial highlights, and investment portfolio in securities referred to above present fairly, in all material respects, the financial position of Intermediate Bond Fund of America as of August 31, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Costa Mesa, California

October 13, 2017

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)	There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

INTERMEDIATE BOND FUND OF AMERICA

By /s/ Mark A. Brett
Mark A. Brett, President and Principal Executive Officer

Date: October 31, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Mark A. Brett
Mark A. Brett, President and Principal Executive Officer

Date: October 31, 2017

By /s/ Brian C. Janssen
Brian C. Janssen, Treasurer and Principal Financial Officer

Date: October 31, 2017